Money Market Funds

Statement of Additional Information  |  December 30, 2019

1285 Avenue of the Americas

New York, New York 10019-6028

Includes:

•	UBS Select Prime Institutional Fund
•	UBS Select Government Institutional Fund
•	UBS Select Treasury Institutional Fund
•	UBS Select ESG Prime Institutional Fund
•	UBS Select Prime Preferred Fund
•	UBS Select Government Preferred Fund
•	UBS Select Treasury Preferred Fund
•	UBS Select ESG Prime Preferred Fund
•	UBS Select Prime Investor Fund
•	UBS Select Government Investor Fund
•	UBS Select Treasury Investor Fund
•	UBS Select ESG Prime Investor Fund
•	UBS Prime Reserves Fund
•	UBS Tax-Free Reserves Fund
•	UBS Prime Preferred Fund
•	UBS Tax-Free Preferred Fund
•	UBS Prime Investor Fund
•	UBS Tax-Free Investor Fund

The eighteen funds named above (together, the “funds”) are diversified series of UBS Series Funds (formerly known as UBS Money Series) (the “Trust”), a professionally managed open-end investment company. Each fund is a “feeder fund” that invests all of its assets in a corresponding master fund (each, a “master fund”) with the same objective as the fund.

UBS Asset Management (Americas) Inc. (“UBS AM”) is the investment adviser and administrator for the master funds and the administrator for the feeder funds. UBS Asset Management (US) Inc. (“UBS AM (US)”) serves as principal underwriter for the funds. UBS AM and UBS AM (US) are indirect wholly owned subsidiaries of UBS Group AG.

Portions of the funds’ annual reports to shareholders are incorporated by reference into this SAI. The annual reports accompany this SAI. You may obtain an additional copy of an annual report without charge by calling toll-free 1-888-547 FUND. (Given that the funds with “ESG” in their names had not yet commenced operations as of the date of this SAI, there are no annual reports available for those funds as of such time.)

This SAI is not a prospectus and should be read only in conjunction with the respective funds’ current prospectuses dated December 30, 2019. A copy of a prospectus may be obtained by calling a financial intermediary through which shares may be purchased or by calling toll-free 1-888-547 FUND. The prospectus also contains more complete information about the relevant fund. You should read it carefully before investing. This SAI is dated December 30, 2019.

Ticker symbols:

UBS Select Prime Institutional Fund	SELXX

UBS Select Government Institutional Fund	SEGXX

UBS Select Treasury Institutional Fund	SETXX

UBS Select ESG Prime Institutional Fund	SGIXX

UBS Select Prime Preferred Fund	SPPXX

UBS Select Government Preferred Fund	SGPXX

UBS Select Treasury Preferred Fund	STPXX

UBS Select ESG Prime Preferred Fund	SSPXX

UBS Select Prime Investor Fund	SPIXX

UBS Select Government Investor Fund	SGEXX

UBS Select Treasury Investor Fund	STRXX

UBS Select ESG Prime Investor Fund	SEIXX

UBS Prime Reserves Fund	UPRXX

UBS Tax-Free Reserves Fund	STFXX

UBS Prime Preferred Fund	UPPXX

UBS Tax-Free Preferred Fund	SFPXX

UBS Prime Investor Fund	UPIXX

UBS Tax-Free Investor Fund	SFRXX

The funds and their investment policies

Each fund’s (except UBS Select ESG Prime Institutional Fund, UBS Select ESG Prime Preferred Fund and UBS Select ESG Prime Investor Fund) investment objective may not be changed without shareholder approval. The investment objective of each of UBS Select ESG Prime Institutional Fund, UBS Select ESG Prime Preferred Fund and UBS Select ESG Prime Investor Fund is non-fundamental and may be changed by the relevant fund’s board at any time without shareholder approval. Except where noted, the investment policies of each fund may be changed by its board without shareholder approval.

Each fund invests in securities through an underlying master fund. Each fund and its corresponding master fund have the same objective. Unless otherwise indicated, references to a fund include its corresponding master fund. As with other mutual funds, there is no assurance that a fund will achieve its investment objective.

Each fund is a money market fund. Each of UBS Select Prime Institutional Fund, UBS Select ESG Prime Institutional Fund, UBS Select Prime Preferred Fund, UBS Select ESG Prime Preferred Fund, UBS Select Prime Investor Fund and UBS Select ESG Prime Investor Fund calculates its net asset value to four decimals (e.g., $1.0000) using market-based pricing, and its share price will fluctuate. Each of the other money market funds seeks to maintain a stable price of $1.00 per share using amortized cost-based pricing. UBS Prime Reserves Fund, UBS Prime Preferred Fund, UBS Prime Investor Fund, UBS Tax-Free Reserves Fund, UBS Tax-Free Preferred Fund and UBS Tax-Free Investor Fund are available only to investors who qualify for investments in “retail” money market funds consistent with Rule 2a-7 under the Investment Company Act of 1940, as amended (“Investment Company Act”) and related US Securities and Exchange Commission (“SEC”) staff guidance (e.g., beneficial owners who are natural persons). Each fund invests in high quality money market instruments that have, or are deemed to have, remaining maturities of 13 months or less. Money market instruments include short-term debt-obligations and similar securities. They also include longer term securities that have variable interest rates or other special features that give them the financial characteristics of short-term debt. Each fund maintains a dollar-weighted average portfolio maturity of 60 days or less; each fund maintains a dollar-weighted average life for its portfolio of 120 days or less.

Each fund may purchase only those obligations that UBS AM determines, pursuant to procedures adopted by the board, are “eligible securities” as defined in Rule 2a-7 under the Investment Company Act.

UBS Select Prime Institutional Fund, UBS Select Prime Preferred Fund, UBS Select Prime Investor Fund, UBS Prime Reserves Fund, UBS Prime Preferred Fund and UBS Prime Investor Fund.    Each fund’s investment objective is to earn maximum current income consistent with liquidity and the preservation of capital. Each fund’s investments include (1) US and non-US government securities, (2) obligations of issuers in the financial services group of industries, (3) commercial paper and other short-term obligations of US and non-US corporations, partnerships, trusts and similar entities, (4) funding agreements and other insurance company obligations, (5) repurchase agreements, (6) investment company securities, and (7) municipal money market instruments.

Each fund may invest in obligations (including certificates of deposit, bankers’ acceptances, time deposits and similar obligations) of US and non-US banks only if the institution has total assets at the time of purchase in excess of $1.5 billion. Each fund’s investments in non-negotiable time deposits of these institutions will be considered illiquid if they have maturities greater than seven calendar days.

Each fund generally may invest no more than 5% of its total assets in the securities of a single issuer (other than US government securities), except that the fund may invest up to 25% of its total assets in securities of a single issuer for a period of up to three business days. Each fund may purchase only US dollar denominated obligations of non-US issuers.

Each fund will, under normal circumstances, invest more than 25% of its total assets in the financial services group of industries. Each fund may, however, invest less than 25% of its total assets in this group of industries as a temporary defensive measure.

Each fund will not acquire any illiquid security (as defined below) if, immediately after the acquisition, the fund would have invested more than 5% of its total assets in illiquid securities. Each fund also will comply with the daily and weekly liquidity requirements set forth in Rule 2a-7 of the Investment Company Act and, as such, must maintain a portion of its assets in cash or securities that can readily be converted into cash, which may have a negative effect on the fund’s yield. Each fund may purchase securities on a when-issued or delayed delivery basis. Each fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. Each fund may borrow from banks or through reverse repurchase agreements for temporary purposes, but not in excess of 33 1/3% of its total assets. The costs associated with borrowing may reduce each fund’s net income. See “The funds’ investments, related risks and limitations—Investment limitations of the funds” for more information regarding borrowing. Each fund may invest in the securities of other investment companies, including money market funds advised by UBS AM.

UBS Select Treasury Institutional Fund, UBS Select Treasury Preferred Fund and UBS Select Treasury Investor Fund.    Each fund’s investment objective is to earn maximum current income consistent with liquidity and the preservation of capital. Under normal circumstances, each fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in securities issued by the US Treasury and repurchase agreements relating to those instruments. For purposes of this policy, repurchase agreements are those that are collateralized fully by securities issued by the US Treasury and cash. Each fund may also invest in the securities of other investment companies that invest in these instruments. Each fund’s 80% policy, as described above, is a “non-fundamental” policy. This means that this investment policy may be changed by each fund’s board without shareholder approval. However, each fund has also adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change to the 80% investment policy.

The funds’ board has determined that each fund will operate as a “government money market fund” under Rule 2a-7 of the Investment Company Act. Therefore, in addition to the 80% policy referenced above, each fund has adopted a policy to invest 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized with cash and/or government securities). As a “government money market fund” under Rule 2a-7, each fund (1) is permitted to use the amortized cost method of valuation to seek to maintain a $1.00 share price, and (2) is not subject to a liquidity fee and/or a redemption gate on fund redemptions which might apply to other types of funds should certain triggering events specified in Rule 2a-7 occur. (In conformance with Rule 2a-7, each fund’s board has reserved its ability to change this policy with respect to liquidity fees and/or redemption gates, but such change would only become effective after shareholders were provided with specific advance notice of a change in the fund’s policy and have the opportunity to redeem their shares in accordance with Rule 2a-7 before the policy change became effective.)

Each fund will not acquire any illiquid security (as defined below) if, immediately after the acquisition, the fund would have invested more than 5% of its total assets in illiquid securities. Each fund also will comply with the daily and weekly liquidity requirements set forth in Rule 2a-7 of the Investment Company Act and, as such, must maintain a portion of its assets in cash or securities that can readily be converted into cash, which may have a negative effect on the fund’s yield. Each fund may purchase securities on a when-issued or delayed delivery basis. Each fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. Each fund may borrow from banks or through reverse repurchase agreements for temporary purposes, but not in excess of 33 1/3% of its total assets. The costs associated with borrowing may reduce each fund’s net income. See “The funds’ investments, related risks and limitations—Investment limitations of the funds” for more information regarding borrowing. Each fund may invest in the securities of other investment companies, including money market funds advised by UBS AM.

UBS Tax-Free Reserves Fund, UBS Tax-Free Preferred Fund and UBS Tax-Free Investor Fund.    Each fund’s investment objective is to earn maximum current income exempt from federal income tax consistent with liquidity and the preservation of capital. Under normal circumstances, each fund will invest at least 80% of its net assets

(plus the amount of any borrowing for investment purposes) in investments, the income from which is exempt from federal income tax. Investments that are subject to the alternative minimum tax (“AMT”) are not counted towards satisfying the 80% test in the foregoing sentence. Each fund invests primarily in money market instruments issued by states, municipalities, public authorities and other issuers, the interest on which is exempt from federal income tax (“municipal securities”). Each fund also may purchase participation interests in municipal securities. Participation interests are pro rata interests in securities held by others. The 80% policy adopted by each fund is a “fundamental” investment policy, and each fund may not deviate from its 80% policy without the approval of its shareholders.

Under normal market conditions, each fund intends to invest primarily in municipal securities that pay AMT exempt interest—that is, interest that is not an item of tax preference for purposes of the federal alternative minimum tax. However, each fund may invest in securities that pay interest that is subject to the AMT. Under normal circumstances, each fund may invest only up to 20% of its net assets (plus the amount of any borrowing for investment purposes) in municipal securities that pay interest that is an item of tax preference for purposes of the AMT.

Each fund generally may invest no more than 5% of its total assets in the securities of a single issuer (other than US government securities), except that each fund may invest up to 25% of its total assets in securities of a single issuer for a period of up to three business days.

Each fund will not acquire any illiquid security (as defined below) if, immediately after the acquisition, the fund would have invested more than 5% of its total assets in illiquid securities. Each fund also will comply with the weekly liquidity requirements set forth in Rule 2a-7 of the Investment Company Act and, as such, must maintain a portion of its assets in cash or securities that can readily be converted into cash, which may have a negative effect on the fund’s yield. Each fund may purchase securities on a when-issued or delayed delivery basis. Each fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. Each fund may borrow from banks or through reverse repurchase agreements for temporary purposes, but not in excess of 33 1/3% of its total assets. The costs associated with borrowing may reduce each fund’s net income. See “The funds’ investments, related risks and limitations—Investment limitations of the funds” for more information regarding borrowing. Each fund may invest in the securities of other investment companies, including money market funds advised by UBS AM.

UBS Select Government Institutional Fund, UBS Select Government Preferred Fund and UBS Select Government Investor Fund.    Each fund’s investment objective is to earn maximum current income consistent with liquidity and the preservation of capital. Under normal circumstances, each fund invests at least 80% of its net assets in US government securities, including government securities subject to repurchase agreements. Each fund may also invest in the securities of other investment companies that invest in these instruments. Each fund’s 80% policy, as described above, is a “non-fundamental” policy. This means that this investment policy may be changed by each fund’s board without shareholder approval. However, each fund has also adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change to the 80% investment policy.

Each fund’s board has determined that the fund will operate as a “government money market fund” under Rule 2a-7 of the Investment Company Act. Therefore, in addition to the 80% policy referenced above, each fund has adopted a policy to invest 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized with cash and/or government securities). As a “government money market fund” under Rule 2a-7, each fund (1) is permitted to use the amortized cost method of valuation to seek to maintain a $1.00 share price and (2) is not subject to a liquidity fee and/or a redemption gate on fund redemptions which might apply to other types of funds should certain triggering events specified in Rule 2a-7 occur. (In conformance with Rule 2a-7, each fund’s board has reserved its ability to change this policy with respect to liquidity fees and/or redemption gates, but such change would only become effective after shareholders were provided with specific advance notice of a change in a fund’s policy and have the opportunity to redeem their shares in accordance with Rule 2a-7 before the policy change became effective.)

Each fund will not acquire any illiquid security (as defined below) if, immediately after the acquisition, the fund would have invested more than 5% of its total assets in illiquid securities. Each fund also will comply with the daily and weekly liquidity requirements set forth in Rule 2a-7 of the Investment Company Act and, as such, must maintain a portion of its assets in cash or securities that can readily be converted into cash, which may have a negative effect on a fund’s yield. Each fund may purchase securities on a when-issued or delayed delivery basis. Each fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. Each fund may borrow from banks or through reverse repurchase agreements for temporary purposes, but not in excess of 33 1/3% of its total assets. The costs associated with borrowing may reduce a fund’s net income. See “The funds’ investments, related risks and limitations—Investment limitations” for more information regarding borrowing. Each fund may invest in the securities of other investment companies, including money market funds advised by UBS AM.

UBS Select ESG Prime Institutional Fund, UBS Select ESG Prime Preferred Fund and UBS Select ESG Prime Investor Fund. Each fund’s investment objective is to earn maximum current income as is consistent with liquidity and preservation of capital while incorporating select environmental, social, and governance criteria (“ESG”) into the investment process. Under normal circumstances, each fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes), determined at the time of purchase, in securities that meet UBS AM’s sustainability criteria. In developing its sustainability criteria, UBS AM draws upon firm-wide resources of the UBS Asset Management Division of UBS Group AG, of which UBS AM is a member. Each fund’s investments include (1) US and non-US government securities, (2) obligations of issuers in the financial services group of industries, (3) commercial paper and other short-term obligations of US and non-US corporations, partnerships, trusts and similar entities, (4) funding agreements and other insurance company obligations, (5) repurchase agreements, (6) investment company securities, and (7) municipal money market instruments. Each fund’s 80% policy, as described above, is a “non-fundamental” policy. This means that this investment policy may be changed by each fund’s board without shareholder approval. However, each fund has also adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change to the 80% investment policy.

Each fund may invest in obligations (including certificates of deposit, bankers’ acceptances, time deposits and similar obligations) of US and non-US banks only if the institution has total assets at the time of purchase in excess of $1.5 billion. Each fund’s investments in non-negotiable time deposits of these institutions will be considered illiquid if they have maturities greater than seven calendar days.

Each fund generally may invest no more than 5% of its total assets in the securities of a single issuer (other than US government securities), except that the fund may invest up to 25% of its total assets in securities of a single issuer for a period of up to three business days. Each fund may purchase only US dollar denominated obligations of non- US issuers.

Each fund will, under normal circumstances, invest more than 25% of its total assets in the financial services group of industries. Each fund may, however, invest less than 25% of its total assets in this group of industries as a temporary defensive measure.

Each fund will not acquire any illiquid security (as defined below) if, immediately after the acquisition, the fund would have invested more than 5% of its total assets in illiquid securities. Each fund also will comply with the daily and weekly liquidity requirements set forth in Rule 2a-7 of the Investment Company Act and, as such, must maintain a portion of its assets in cash or securities that can readily be converted into cash, which may have a negative effect on the fund’s yield. Each fund may purchase securities on a when-issued or delayed delivery basis. Each fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. Each fund may borrow from banks or through reverse repurchase agreements for temporary purposes, but not in excess of 33 1/3% of its total assets. The costs associated with borrowing may reduce each fund’s net income. See “The funds’ investments, related risks and limitations—Investment limitations of the funds” for more information regarding borrowing. Each fund may invest in the securities of other investment companies, including money market funds advised by UBS AM.

UBS AM conducts its own credit analyses of potential investments and portfolio holdings, and relies substantially on a dedicated proprietary credit research team. Embedded in the credit research process is the integration of issuer-level sustainability investing analysis as guided by the UBS Asset Management Division’s approach to ESG research and evaluation methodology. The sustainability investing analysis provides a more comprehensive approach to security selection than credit analysis alone as internal and external ESG ratings are applied to evaluate the quality of sustainability practices employed by issuers. Analysts rate and maintain internal fundamental credit and ESG ratings, which form the basis for a portfolio construction/optimization approach and focus on issuers that contribute to each such fund’s ESG profile. In determining an issuer’s ESG ratings, analysts will evaluate whether, at the time of the fund’s investment, such issuers have better than average performance in ESG practices and managing ESG risks by reviewing, among other factors, such considerations as the issuer’s environmental responsibility, human rights and labor standards, diversity and inclusion in employment and corporate governance based on proprietary and third-party data. UBS AM also will employ a negative screening process with regard to security selection, which will exclude from the fund’s portfolio securities or sectors that manufacture products or engage in business activities viewed as having a negative social or environmental impact. UBS AM’s portfolio construction process aims to align investments in money market instruments with the concept of sustainability (i.e., the potential for long-term maintenance of environmental, economic and social well-being).

The funds’ investments, related risks and limitations

The following supplements the information contained in the relevant fund’s prospectus and above concerning each fund’s investments, related risks and limitations. Except as otherwise indicated in the prospectus or the SAI, the funds have established no policy limitations on their ability to use the investments or techniques discussed in these documents. New forms of money market instruments continue to be developed. The funds, through their corresponding master funds, may invest in these instruments to the extent consistent with their investment objectives and strategies.

Yields and quality of money market instruments.    The yields on the money market instruments in which the funds invest are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings assigned by rating agencies represent their opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

Subsequent to its purchase, a security held by a fund may experience a default, cease to be an eligible security (e.g., no longer presents minimal credit risks), or an event of insolvency may occur with respect to the issuer. In such cases, a fund will dispose of the security as soon as practicable consistent with achieving an orderly disposition of the security, by sale, exercise of any demand feature or otherwise, absent a finding by the fund’s board that disposal of the security would not be in the best interests of the fund (which determination may take into account, among other factors, market conditions that could affect the orderly disposition of the security).

US Government securities.    US government securities include direct obligations of the US Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the US government, its agencies or its instrumentalities. These US government securities may include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises, that are not guaranteed or insured by the US government. Other US government securities may be backed by the full faith and credit of the US government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

Securities issued by agencies and instrumentalities of the US government that are supported by the full faith and credit of the United States, such as securities issued by the Federal Housing Administration and Ginnie Mae (also known as Government National Mortgage Association or GNMA), present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the US government that are supported only by the issuer’s right to borrow from the US Treasury, subject to certain limitations, such as securities issued by Federal Home Loan Banks, and securities issued by agencies and instrumentalities sponsored by the US government that are supported only by the credit of the issuing agencies are subject to a greater degree of credit risk. Freddie Mac (also known as Federal Home Loan Mortgage Corporation or FHLMC) and Fannie Mae (also known as Federal National Mortgage Association or FNMA) historically were agencies sponsored by the US government that were supported by the credit of the issuing agencies and not backed by the full faith and credit of the United States. However, on September 7, 2008, due to the value of Freddie Mac’s and Fannie Mae’s securities falling sharply and concerns that the firms did not have sufficient capital to offset losses resulting from the mortgage crisis, the Federal Housing Finance Agency (“FHFA”) placed Freddie Mac and Fannie Mae into conservatorship and stepped into the shoes of and succeeded to all of the rights of their shareholders. In addition to the conservatorship, the US government has taken various steps to provide additional financial support to Freddie Mac and Fannie Mae, including by having the FHFA (as conservator of Fannie Mae and Freddie Mac) enter into an agreement with the U.S. Treasury to provide financial support in exchange for Senior Preferred Stock and warrants to purchase common stock of the entities. The actions of the US government were intended to assist Freddie Mac and Fannie Mae in maintaining a positive net worth and meeting their financial obligations. Although the US government provided financial support to such entities, no assurance can be given that it will always do so. The future for Fannie Mae and Freddie Mac is uncertain. The US Congress and the executive branch, including the U.S. Treasury and the FHFA, continue to evaluate proposals to reduce the US government’s role in the mortgage market, including to take Fannie Mae and Freddie Mac out of conservatorship, wind down, restructure, consolidate, or privatize Fannie Mae and Freddie Mac. Should the US government adopt any such proposal, or should the FHFA take Fannie Mae and Freddie Mac out of conservatorship, the value of the fund’s investments in securities issued by Fannie Mae or Freddie Mac may be impacted.

US government securities also include separately traded principal and interest components of securities issued or guaranteed by the US Treasury, which are traded independently under the Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the US Treasury.

On June 3, 2019, under the FHFA’s “Single Security Initiative”, Fannie Mae and Freddie Mac started issuing uniform mortgage-backed securities (“UMBS”). The Single Security Initiative seeks to align the characteristics of certain Fannie Mae and Freddie Mac mortgage-based securities and to support the overall liquidity in certain markets. In addition, Freddie Mac has offered investors the opportunity to exchange outstanding legacy mortgage-backed securities for mirror UMBS. The effects that the Single Security Initiative may have on the market and other mortgage-backed securities are uncertain.

Any controversy or ongoing uncertainty regarding the status of negotiations in the US Congress to increase the statutory debt ceiling could increase the risk that the US government may default on payments on certain US government securities, including those held by the funds, which could have a material adverse impact on the funds. In recent years, the long-term US credit rating was downgraded by at least one major rating agency as a result of disagreements within the US government over raising the debt ceiling to repay outstanding obligations, and similar situations in the future could increase volatility in both stock and bond markets, result in higher interest rates, lower prices of US Treasury securities and increase the costs of different kinds of debt. It is at least theoretically possible that under certain scenarios the US government could default on its debt, including US Treasuries. UBS AM cannot predict the effects of these or similar events in the future on the US economy and securities markets or on a fund’s portfolio.

Commercial paper and other short-term obligations.    Each of the funds with “Prime” in its name (the “Prime Funds”) may purchase commercial paper, which includes short-term obligations issued by corporations, partnerships, trusts or other entities to finance short-term credit needs. Each of the Prime Funds also may purchase other types of non-convertible debt obligations subject to maturity constraints imposed by the SEC. Descriptions of certain types of short-term obligations are provided below.

Asset-backed securities.    Each of the Prime Funds may invest in securities that are comprised of financial assets that have been securitized through the use of trusts or special purpose corporations or other entities. Such assets may include motor vehicle and other installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements or other types of financial assets. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. See “The funds’ investments, related risks and limitations—Credit and liquidity enhancements.”

Variable and floating rate securities and demand instruments.    Each fund may purchase variable and floating rate securities with remaining maturities in excess of 13 months issued by US government agencies or instrumentalities or guaranteed by the US government. In addition, the funds may purchase variable and floating rate securities of municipal and other issuers, including tender option bonds, to the extent otherwise consistent with the funds’ investment objectives and policies. The yields on these securities are adjusted in relation to changes in specific rates, such as the prime rate, and different securities may have different adjustment rates. Certain of these obligations carry a demand feature that gives a fund the right to tender them back to a specified party, usually the issuer or a remarketing agent, prior to maturity. A fund’s investments in variable and floating rate securities must comply with conditions established by the SEC under which they may be considered to have remaining maturities of 13 months or less. The funds will purchase variable and floating rate securities of non-US government issuers that have remaining maturities of more than 13 months only if the securities are subject to a demand feature exercisable within 13 months or less and otherwise consistent with the funds’ investment objectives and policies. See “The funds’ investments, related risks and limitations—Credit and liquidity enhancements.”

Generally, a fund may exercise demand features (1) upon a default under the terms of the underlying security, (2) to maintain its portfolio in accordance with its investment objective and policies or applicable legal or regulatory requirements or (3) as needed to provide liquidity to the fund in order to meet redemption requests. The ability of a bank or other financial institution to fulfill its obligations under a letter of credit, guarantee or other liquidity arrangement might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors. The interest rate on floating rate or variable rate securities ordinarily is readjusted on the basis of the prime rate of the bank that originated the financing or some other index or published rate, such as the 90-day US Treasury bill rate, or is otherwise reset to reflect market rates of interest. Generally, these interest rate adjustments cause the market value of floating rate and variable rate securities to fluctuate less than the market value of fixed rate securities.

LIBOR discontinuance or unavailability risk.    Certain of the funds’ investments and payment obligations may be based on floating rates, such as the London Interbank Offer Rate (“LIBOR”) and other similar types of reference rates. On July 27, 2017, the Chief Executive of the U.K. Financial Conduct Authority (“FCA”), which regulates LIBOR, announced that the FCA will no longer persuade nor compel banks to submit rates for the calculation of LIBOR after 2021. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes and other instruments or investments comprising some or all of a fund’s portfolio. A fund may continue to invest in instruments that reference LIBOR or otherwise use reference rates due to favorable liquidity or pricing.

In advance of 2021, regulators and market participants will seek to work together to identify or develop successor reference rates and how the calculation of associated spreads (i.e., the amounts above the relevant reference rates paid by borrowers in the market) (if any) should be adjusted. In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced a replacement for LIBOR, the Secured Overnight Funding Rate (“SOFR”). The Federal Reserve Bank of New York began publishing the SOFR in April 2018, which is a broad measure of the cost of overnight borrowing of cash collateralized by Treasury securities. SOFR is intended to serve as a reference rate for U.S. dollar-based debt and derivatives and ultimately reduce the markets’ dependence on LIBOR. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate in the UK.

Additionally, prior to 2021, it is expected that industry trade associations and participants will focus on the transition mechanisms by which reference rates (including LIBOR) and spreads (if any) in existing contracts or instruments may be amended, whether through market-wide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Investments without fallback language, or with fallback language that does not contemplate the discontinuation of LIBOR, could become less liquid and/or change in value as the date approaches when LIBOR will no longer be updated. UBS AM and/or its affiliates may have discretion to determine a successor or substitute reference rate, including any price or other adjustments to account for differences between the successor or substitute reference rate and the previous rate. Such successor or substitute reference rate and any adjustments selected may negatively impact a fund’s investments, performance or financial condition, and may expose a fund to additional tax, accounting and regulatory risks.

At this time, it is not possible to exhaustively identify or predict the effect of any changes to reference rates, any establishment of alternative reference rates or any other reforms to reference rates. The elimination of LIBOR or reforms to the determination or supervision of reference rates may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades, adversely impacting a fund’s overall financial condition or results of operations.

Auction rate and remarketed preferred stock.    Each of the funds with “Tax-Free” in its name (the “Tax-Free Funds”) and the Prime Funds may purchase certain types of auction rate preferred stock (“ARPS”) and/or remarketed preferred stock (“RPS”) subject to a demand feature. These purchases may include ARPS and RPS issued by closed-end investment companies. ARPS or RPS may be deemed to meet the maturity and quality requirements of money market funds if they are structured to comply with conditions established by the SEC. ARPS and RPS subject to a demand feature, despite their status as equity securities, are economically similar to variable rate debt securities subject to a demand feature. Both ARPS and RPS allow the holder to sell the stock at a liquidation preference value at specified periods, provided that the auction or remarketing is successful. If the auction or remarketing fails, then the holder of certain types of ARPS and RPS may exercise a demand feature and has the right to sell the ARPS or RPS to a third party guarantor or counterparty at a price that can reasonably be expected to approximate its amortized cost; other holders may suffer a partial or complete loss of liquidity. The ability of a bank or other financial institution providing the demand feature to fulfill its obligations might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors.

A fund’s investment in ARPS and RPS issued by closed-end funds also is subject to limitations that generally prohibit the fund from investing more than 10% of its assets in securities of other investment companies that are not themselves money market funds. See “The fund’s investments, related risks and limitations—Investments in other investment companies.”

Variable amount master demand notes.    Each of the Prime Funds may invest in variable amount master demand notes, which are unsecured redeemable obligations that permit investment of varying amounts at fluctuating interest rates under a direct agreement between a fund and an issuer. The principal amount of these notes may be increased from time to time by the parties (subject to specified maximums) or decreased by a fund or an issuer. These notes are payable on demand (subject to any applicable advance notice provisions) and may or may not be rated.

Funding agreements and guaranteed investment contracts.    Each of the Prime Funds may invest in funding agreements and guaranteed investment contracts issued by insurance companies which are obligations of the insurance company or one or more segregated asset accounts of the insurance company. Funding agreements permit the investment of varying amounts under a direct agreement between a fund and an insurance company and may provide that the principal amount may be increased from time to time (subject to specified maximums) by agreement of the parties or decreased by either party. A fund expects to invest primarily in funding agreements and guaranteed investment contracts with floating or variable rates. Some funding agreements and guaranteed investment contracts are subject to demand features that permit a fund to tender its interest back to the issuer. To the extent a fund invests in funding agreements and guaranteed investment contracts that either do not have demand features or have demand features that may be exercised more than seven days after the date of acquisition, these investments will be subject to the fund’s limitation on investments in illiquid securities. See “The funds’ investments, related risks and limitations—Credit and liquidity enhancements” and “—Illiquid securities.”

Investments in financial services.    To the extent a fund’s investments are concentrated in the financial services sector, the fund will have correspondingly greater exposure to the risk factors that are characteristic of such investments. In particular, investments in the financial services sector may be particularly affected by economic cycles, business developments, interest rate changes and regulatory changes. For example, declining economic and business conditions can disproportionately impact companies in the financial services sector due to increased defaults on payments by borrowers. Interest rate increases can also adversely affect the financial services sector by increasing the cost of capital available for financial services companies. In addition, financial services companies are heavily regulated by governmental entities and, as a result, political and regulatory changes can affect the operations and financial results of such companies, potentially imposing additional costs and possibly restricting the businesses in which those companies may engage.

Investing in non-US securities.    Investments by each of the Prime Funds in US dollar-denominated securities of non-US issuers may involve risks that are different from investments in US issuers. These risks may include future unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions that might affect the payment of principal or interest on the fund’s investments. Additionally, there may be less publicly available information about non-US issuers because they may not be subject to the same regulatory requirements as domestic issuers. A fund’s investments in securities issued by US finance subsidiaries of non-US banks may involve similar risks to the extent that a non-US bank is deemed to support its US finance subsidiary. US finance subsidiaries of non-US banks may not be subject to regulation by US state or federal banking regulators.

Credit and liquidity enhancements.    Each fund may invest in securities that have credit or liquidity enhancements or may purchase these types of enhancements in the secondary market. Such enhancements may be structured as demand features that permit a fund to sell the instrument at designated times and prices. These credit and liquidity enhancements may be backed by letters of credit or other instruments provided by banks or other financial institutions whose credit standing affects the credit quality of the underlying obligation. Changes in the credit quality of these financial institutions could cause losses to a fund and affect its share price. The credit and liquidity enhancements may have conditions that limit the ability of a fund to use them when the fund wishes to do so.

Illiquid securities.    The term “illiquid securities” means securities that cannot be sold or disposed of in the ordinary course of business within seven calendar days at approximately the amount at which a fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days and restricted securities other than those UBS AM has determined are liquid pursuant to guidelines established by a fund’s board. A fund may not be able to readily liquidate its investments in illiquid securities and may have to sell other investments if necessary to raise cash to meet its obligations. The lack of a liquid secondary market for illiquid securities may make it more difficult for a fund to assign a value to those securities for purposes of valuing its portfolio and calculating its net asset value.

Restricted securities are not registered under the Securities Act of 1933, as amended (“Securities Act”), and may be sold only in privately negotiated or other exempted transactions or after a registration statement under the Securities Act has become effective. Where registration is required, a fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than that which prevailed when it decided to sell.

Not all restricted securities are illiquid. A large institutional market has developed for many US and non-US securities that are not registered under the Securities Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer’s ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Institutional markets for restricted securities also have developed as a result of Rule 144A under the Securities Act, which establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. These markets include automated systems for the trading, clearance and settlement of unregistered securities of US and non-US issuers, such as the PORTAL System sponsored by the Financial Industry Regulatory Authority (previously, the National Association of Securities Dealers, Inc. (“FINRA”)). An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by a fund, however, could affect adversely the marketability of such portfolio securities, and the fund might be unable to dispose of them promptly or at favorable prices.

The board has delegated the function of making day-to-day determinations of liquidity to UBS AM pursuant to guidelines approved by the board. UBS AM takes into account a number of factors in reaching liquidity decisions, which may include (1) the frequency of trades for the security, (2) the number of dealers that make quotes, or are expected to make quotes, for the security, (3) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer) and (4) the existence of demand features or similar liquidity enhancements. UBS AM monitors the liquidity of restricted securities in each fund’s portfolio and reports periodically on such decisions to the board.

UBS AM also monitors each fund’s overall holdings of illiquid securities. If a fund’s holdings of illiquid securities exceed its limitation on investments in illiquid securities for any reason (such as a particular security becoming illiquid, changes in the relative market values of portfolio securities or shareholder redemptions), UBS AM will consider what action would be in the best interests of the fund and its shareholders. Such action may include engaging in an orderly disposition of securities to reduce the fund’s holdings of illiquid securities. However, a fund is not required to dispose of illiquid securities under these circumstances.

Repurchase agreements.    Each fund may enter into repurchase agreements. Repurchase agreements are transactions in which a fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to any coupon rate or maturity of the purchased obligations. Securities or other obligations subject to repurchase agreements may have maturities in excess of 13 months. A fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special tri-party custodian or sub-custodian that maintains separate accounts for both a fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations. A fund may utilize a put feature to limit the maturity of repurchase agreements it enters into in accordance with Rule 2a-7 under the Investment Company Act.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, mortgage loans and equities) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. Moreover, repurchase agreements secured by obligations that are not eligible for direct investment under Rule 2a-7 under the Investment Company Act or a fund’s investment strategies and limitations may require the fund to promptly dispose of such collateral if the seller or guarantor becomes insolvent. If the seller or guarantor becomes insolvent, a fund may suffer delays, costs and possible losses in connection with the disposition of collateral. Each fund intends to enter into repurchase agreements only in transactions with counterparties believed by UBS AM to present minimal credit risks.

Reverse repurchase agreements.    Reverse repurchase agreements involve the sale of securities held by a fund subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to the fund’s limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates. While a reverse repurchase agreement is outstanding, a fund will designate cash or other liquid assets on the books of its custodian, marked to market daily, in an amount at least equal to its obligations under the reverse repurchase agreement.

Reverse repurchase agreements involve the risk that the buyer of the securities sold by a fund might be unable to deliver them when the fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce a fund’s obligation to repurchase the securities, and the fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. See “The funds’ investments, related risks and limitations—Segregated accounts.”

Counterparty risk.    A fund may be exposed to the risk of financial failure or insolvency of another party. To help lessen those risks UBS AM and/or its affiliates, subject to the supervision of the board, monitors and evaluates the creditworthiness of the parties with which a fund does business.

Operations risk.    Each fund is subject to the risk that it may not be able to complete a transaction in the manner or at the time desired because of difficulties with the settlement process or other functions related to the processing of securities transactions.

When-issued and delayed delivery securities.    Each fund may purchase securities on a “when-issued” basis or may purchase or sell securities for delayed delivery to or by the fund later than the normal settlement date at a stated price and yield. A fund generally would not pay for such securities or start earning interest on them until they are received. However, when a fund undertakes a when-issued or delayed delivery obligation, it immediately assumes the risks of ownership, including the risks of price fluctuation. Failure of the issuer to deliver a security purchased by a fund on a when-issued or delayed delivery basis may result in the fund’s incurring a loss or missing an opportunity to make an alternative investment.

A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect a fund’s net asset value. When a fund commits to purchase securities on a when-issued or delayed delivery basis, it will designate cash or other liquid assets on the books of its custodian, marked to market daily, in an amount at least equal to its obligations under the commitment. A fund’s when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile.

A fund may sell the right to acquire the security prior to delivery if UBS AM deems it advantageous to do so, which may result in a gain or loss to the fund. See “The funds’ investments, related risks and limitations—Segregated accounts.”

Investments in other investment companies.    Each fund may invest in securities of other investment companies subject to limitations imposed by the Investment Company Act. Among other things, these limitations generally restrict a fund’s aggregate investments in other investment companies that are not themselves money market funds to no more than 10% of its total assets, subject to a number of exceptions under SEC rules. The feeder funds intend to rely on Section 12(d)(1)(E) of the Investment Company Act, which allows a fund to invest substantially all of its assets in the securities of other investment companies (i.e., the master fund) without regard to the 10% limitation.

Lending of portfolio securities.    Each fund is authorized to lend its portfolio securities to broker-dealers or institutional investors that UBS AM deems qualified. Lending securities enables a fund to earn additional income, but could result in a loss or delay in recovering these securities. The borrower of a fund’s portfolio securities must maintain acceptable collateral with the fund’s custodian (or a sub-custodian) in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash and US government securities. Each fund may reinvest any cash collateral in money market investments or other short-term liquid investments, including other investment companies. In determining whether to lend securities to a particular broker-dealer or institutional investor, UBS AM will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. Each fund will retain authority to terminate any of its loans at any time. Each fund may pay reasonable fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. Each fund will receive amounts equivalent to any interest, dividends or other distributions on the securities loaned. Each fund will seek to retain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when retaining such rights is considered to be in the fund’s interest.

State Street Bank and Trust Company (“State Street”) has been approved to serve as lending agent and receives fees for such services.

Segregated accounts.    When a fund enters into certain transactions that involve obligations to make future payments to third parties, including the purchase of securities on a when-issued or delayed delivery basis or reverse repurchase agreements, it will maintain with an approved custodian in a segregated account (or designate on the books of its custodian) cash or other liquid assets, marked to market daily, in an amount at least equal to its obligations under the commitment.

Types of municipal securities.    Each of the Tax-Free Funds and Prime Funds may invest in a variety of municipal securities, as described below.

Municipal bonds.    Municipal bonds are debt obligations that are issued by states, municipalities, public authorities or other issuers and that pay interest that is exempt from federal income tax in the opinion of issuer’s counsel. The two principal classifications of municipal bonds are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. The term “municipal bonds” also includes “moral obligation” issues, which are normally issued by special purpose authorities. In the case of such issues, an express or implied “moral obligation” of a related governmental unit is pledged to the payment of the debt service but is usually subject to annual budget appropriations. Custodial receipts that represent an ownership interest in one or more municipal bonds also are considered to be municipal bonds. Various types of municipal bonds are described in the following sections.

Municipal securities and issuers of municipal securities may be more susceptible to downgrade, default, and bankruptcy during periods of economic stress. Factors contributing to the economic stress may include: lower property tax collections as a result of lower home values, lower sales tax revenue as a result of reduced consumer spending, lower income tax revenue as a result of higher unemployment rates, and budgetary constraints of local, state and federal governments upon which issuers of municipal securities may be relying for funding. In addition, as certain municipal securities may be secured or guaranteed by banks and other institutions, the risk to a fund could increase if the banking, insurance or other parts of the financial sector suffer an economic downturn and/or the credit ratings of the institutions issuing the guarantee are downgraded or are at risk of being downgraded by a national rating organization. Such a downward revision or risk of being downgraded may have an adverse effect on the market prices of the securities and thus the value of a fund’s investment. Further, a state, municipality, public authority or other issuers of municipal securities may file for bankruptcy, which may significantly affect the value of the securities issued by such issuers and therefore the value of a fund’s investment. During the most recent economic downturn, several municipalities filed for bankruptcy protection or have indicated that they may seek bankruptcy protection in the future.

Municipal securities are also subject to the risk that the perceived increase in the likelihood of default or downgrade among municipal issuers as a result of market conditions could result in increased illiquidity, volatility and credit risk. In addition, certain municipal issuers may be unable to access the market to sell securities or, if able to access the market, may be forced to issue securities at much higher rates. Should these municipal issuers fail to sell bonds when and at the rates projected, these entities could experience significantly increased costs and a weakened overall cash position in the current fiscal year and beyond. These events could also result in decreased investment opportunities for a fund and lower investment performance.

Municipal lease obligations.    Municipal bonds include municipal lease obligations, such as leases, installment purchase contracts and conditional sales contracts and certificates of participation therein. Municipal lease obligations are issued by state and local governments and authorities to purchase land or various types of equipment or facilities and may be subject to annual budget appropriations. Funds generally invest in municipal lease obligations through certificates of participation.

Although municipal lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, they ordinarily are backed by the municipality’s covenant to budget for, appropriate and make the payments due under the lease obligation. The leases underlying certain municipal lease obligations, however, provide that lease payments are subject to partial or full abatement if, because of material damage or destruction of the leased property, there is substantial interference with the lessee’s use or occupancy of such property. This “abatement risk” may be reduced by the existence of insurance covering the leased property, the maintenance by the lessee of reserve funds or the provision of credit enhancements such as letters of credit.

Certain municipal lease obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Some municipal lease obligations of this type are insured as to timely payment of principal and interest, even in the event of a failure by the municipality to appropriate sufficient funds to make payments under the lease. Insurance does not guarantee the price of the municipal lease obligations. The credit rating of an insured municipal lease obligation reflects the credit rating of the insurer, based on its claims paying ability. The insurance feature is intended to reduce financial risk, but the cost of such insurance and the restrictions on investments imposed by the guidelines in the municipal insurance policy will result in a reduction in the yield on the insured municipal lease obligations purchased by a fund. However, in the case of an uninsured municipal lease obligation, a fund’s ability to recover under the lease in the event of a non-appropriation or default will be limited solely to the repossession of leased property without recourse to the general credit of the lessee, and disposition of the property in the event of foreclosure might prove difficult.

Industrial development bonds (“IDBs”) and private activity bonds (“PABs”).    IDBs and PABs are issued by or on behalf of public authorities to finance various privately operated facilities, such as airport or pollution control facilities. These obligations are considered municipal bonds if the interest paid thereon is exempt from federal income tax in the opinion of the bond issuer’s counsel. IDBs and PABs are in most cases revenue bonds and thus are not payable from the unrestricted revenues of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed. IDBs issued after August 15, 1986 generally are considered PABs, and to the extent a fund invests in PABs, shareholders generally will be required to treat a portion of their exempt-interest dividends from that fund as a “Tax Preference Item.” See “Taxes” below. Each fund investing in municipal securities may invest more than 25% of its assets in IDBs and PABs.

Participation interests.    Participation interests are interests in municipal bonds, including IDBs, PABs and floating and variable rate obligations, that are owned by financial institutions. These interests carry a demand feature permitting the holder to tender them back to the financial institution, which demand feature generally is backed by an irrevocable letter of credit or guarantee of the financial institution. The credit standing of such financial institution affects the credit quality of the participation interests.

A participation interest gives a fund an undivided interest in a municipal bond owned by a financial institution. The fund has the right to sell the instrument back to the financial institution. As discussed above under “The funds’ investments, related risks and limitations—credit and liquidity enhancements,” to the extent that payment of an obligation is backed by a letter of credit, guarantee or liquidity support arrangement from a financial institution, that payment may be subject to the financial institution’s ability to satisfy that commitment. UBS AM will monitor the pricing, quality and liquidity of the participation interests held by a fund, and the credit standing of financial institutions issuing letters of credit or guarantees supporting those participation interests on the basis of published financial information, reports of rating services and financial institution analytical services.

Put bonds.    A put bond is a municipal bond that gives the holder the unconditional right to sell the bond back to the issuer or a third party at a specified price and exercise date, which is typically well in advance of the bond’s maturity date. The obligation to purchase the bond on the exercise date may be supported by a letter of credit or other credit support arrangement from a bank, insurance company or other financial institution, the credit standing of which affects the credit quality of the obligation.

If a fund holds a bond subject to a “one time only” put, the fund ordinarily will either sell the bond or put the bond, depending upon the more favorable price. If a bond has a series of puts after the first put, it will be held as long as, in the judgment of UBS AM, it is in the fund’s best interest to do so. There is no assurance that the issuer of a put bond acquired by a fund will be able to repurchase the bond on the exercise date, if the fund chooses to exercise its right to put the bond back to the issuer or to a third party.

Tender option bonds.    Tender option bonds are long-term municipal securities (or interests therein) sold by a bank, other financial institution or special purpose entity subject to a demand feature that gives the purchaser the right to sell them to the bank or other financial institution at par plus accrued interest at designated times (the “tender option”). Each fund investing in municipal securities may invest in such securities with tender options that may be exercisable at intervals ranging from daily to 397 days, and the interest rate on such securities is typically reset at the end of the applicable interval in an attempt to cause the bonds to have a market value that approximates their par value, plus accrued interest. The tender option may not be exercisable in the event of a default on, or significant downgrading of, the underlying municipal securities, and may be subject to other conditions. Therefore, a fund’s ability to exercise the tender option will be affected by the credit standing of both the bank or other financial institution involved and the issuer of the underlying securities or its insurer (if any). If a fund invests in tender option bonds, the financial statements, financial highlights and other materials containing financial information of that fund will properly reflect these transactions, and the fund’s independent accountants will concur with the accounting treatment being applied to the fund’s transactions.

Tax-exempt commercial paper and short-term municipal notes.    Municipal bonds include tax-exempt commercial paper and short-term municipal notes, such as tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term securities. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements and other revenues. Investments in municipal bonds may be subject to additional risks, such as the failure of the issuer to make payments because of political issues or adverse determinations as to taxability that may negatively impact value.

Mortgage subsidy bonds.    Funds investing in municipal securities also may purchase mortgage subsidy bonds with a remaining maturity of less than 13 months that are issued to subsidize mortgages on single family homes and

“moral obligation” bonds with a remaining maturity of less than 13 months that are normally issued by special purpose public authorities. In some cases the repayment of these bonds depends upon annual legislative appropriations; in other cases repayment is a legal obligation of the issuer, and if the issuer is unable to meet its obligations, repayment becomes a moral commitment of a related governmental unit (subject, however, to such appropriations).

Stand-by commitments.    Funds investing in municipal securities may acquire stand-by commitments under unusual market conditions to facilitate portfolio liquidity. Pursuant to a stand-by commitment, a municipal bond dealer agrees to purchase the securities that are the subject of the commitment at an amount equal to (1) the acquisition cost (excluding any accrued interest paid on acquisition), less any amortized market premium and plus any accrued market or original issue discount, plus (2) all interest accrued on the securities since the last interest payment date or the date the securities were purchased, whichever is later.

A fund will enter into stand-by commitments only with those banks or other dealers that, in the opinion of UBS AM, present minimal credit risk. A fund’s right to exercise stand-by commitments will be unconditional and unqualified. Stand-by commitments will not be transferable by a fund, although a fund may sell the underlying securities to a third party at any time. A fund may pay for stand-by commitments either separately in cash or by paying a higher price for the securities that are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The acquisition of a stand-by commitment will not ordinarily affect the valuation or maturity of the underlying municipal securities. Stand-by commitments acquired by a fund will be valued at zero in determining net asset value. Whether a fund paid directly or indirectly for a stand-by commitment, its cost will be treated as unrealized depreciation and will be amortized over the period the fund holds the commitment.

Temporary and defensive instruments.    When UBS AM believes that there is an insufficient supply of the type of municipal securities in which each of the Tax-Free Funds primarily invests, or during other unusual market conditions, those funds may temporarily invest all or any portion of their net assets in other types of municipal securities. In addition, when UBS AM believes that there is an insufficient supply of any type of municipal securities or that other circumstances warrant a defensive posture, each fund may hold cash and may invest all or any portion of its net assets in taxable money market instruments, including repurchase agreements. To the extent a fund holds cash, such cash would not earn income and would reduce the fund’s yield.

Master-feeder structure.    Unlike other funds which directly acquire and manage their own portfolio securities, each fund seeks to achieve its objective by investing substantially all of its assets in a corresponding master fund, a separate registered open-end investment company with the same objective as the fund.

Therefore, a shareholder’s interest in the master fund’s securities is indirect. In addition to selling beneficial interests to the funds, a master fund may sell beneficial interests to other mutual funds and other investors. Such investors will invest in the master fund on similar terms and conditions and will pay a proportionate share of the master fund’s expenses. However, the other investors investing in the master fund may have different operating expenses or characteristics. Therefore, shareholders should be aware that these differences might result in differences in returns experienced by investors in different mutual funds that invest in the corresponding master funds. Such differences in return are also present in other mutual fund structures. Information concerning other holders of interest in the master funds is available by contacting UBS AM at 1-888-547 FUND.

The master-feeder structure is relatively complex, so shareholders should carefully consider this investment approach.

Small funds investing in a corresponding master fund may be materially affected by the actions of larger investors invested in the master fund. Investors with a greater pro rata ownership in the master fund could have effective voting control of the operation of the master fund. Whenever the investors in the master fund are requested to vote on matters relating to a master fund, the master fund will, except as permitted by the SEC, submit matters to all of its feeder funds and other investors for a vote. A feeder fund asked to vote on matters pertaining to its corresponding master fund will either hold a shareholder meeting and vote in accordance with shareholder instructions, or otherwise act in accordance with applicable law.

Certain changes in a master fund’s objectives, policies or restrictions may require a feeder fund to withdraw its interest in the master fund. Any such withdrawal could result in a distribution “in kind” of portfolio securities (as opposed to a cash distribution from the master fund). If securities are distributed, a fund could incur tax and other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of a fund. Notwithstanding the above, there are some other means for meeting redemption requests, such as borrowing.

A fund may withdraw its investment in a corresponding master fund at any time, if the board determines that it is in the best interests of the shareholders of the fund to do so. Upon any such withdrawal, the board would consider what action might be taken, including the investment of all the assets of the fund in another pooled investment entity having the same objective as the fund or the retention of an investment advisor to manage the fund’s assets in accordance with the investment policies described elsewhere herein.

Cyber security risk.    As the use of technology has become more prevalent in the course of business, a fund, like other business organizations, has become more susceptible to operational, information security and related risks through breaches in cybersecurity. In general, cybersecurity failures or breaches of a fund or its service providers or the issuers of securities in which a fund invests may result from deliberate attacks or unintentional events and may arise from external or internal sources. Cybersecurity breaches may involve unauthorized access to a fund’s digital information systems (e.g., through “hacking” or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). Cybersecurity failures or breaches affecting a fund’s investment advisor, any other service providers (including, but not limited to, fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a fund’s ability to calculate its net asset value, impediments to trading, the inability of fund shareholders to transact business, destruction to equipment and systems, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cybersecurity breaches in the future.

While a fund has established business continuity plans in the event of, and risk management systems to prevent, such cybersecurity breaches, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, a fund does not directly control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect a fund or its shareholders. A fund and its shareholders could be negatively impacted as a result.

Sustainability factor risk.    Investing primarily in investments that meet ESG criteria carries the risk that each of UBS Select ESG Prime Institutional Fund, UBS Select ESG Prime Preferred Fund and UBS Select ESG Prime Investor Fund may forego otherwise attractive investment opportunities, or increase or decrease its exposure to certain types of issuers and, therefore, may underperform compared to funds that do not consider ESG factors in the investment process. UBS AM relies on available information to assist in the ESG evaluation process, and the process employed for UBS Select ESG Prime Institutional Fund, UBS Select ESG Prime Preferred Fund and UBS Select ESG Prime Investor Fund may differ from processes employed for other funds. In evaluating an issuer, UBS AM is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG criteria relevant to a particular issuer. UBS AM’s assessment of an issuer’s ESG criteria may change over time, which could cause UBS Select ESG Prime Institutional Fund, UBS Select ESG Prime Preferred Fund and UBS Select ESG Prime Investor Fund to hold securities that may no longer meet UBS AM’s current ESG criteria.

Investing on the basis of ESG criteria is qualitative and subjective by nature and there can be no assurance that the process utilized by any vendors of UBS AM or any judgment exercised by UBS AM will reflect the beliefs or values of any particular investor. In addition, due to constraints imposed by regulations applicable to money market funds or other considerations relating to credit quality, liquidity or yield, each of UBS Select ESG Prime Institutional Fund, UBS Select ESG Prime Preferred Fund and UBS Select ESG Prime Investor Fund may be less able to implement as fully its ESG investment strategy than non-money market funds.

Investment limitations of the funds

Fundamental investment limitations.    The following investment limitations, which apply to the funds and their corresponding master funds, cannot be changed with respect to a fund or master fund without the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the fund or (b) 67% or more of the shares present at a shareholders’ meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations. With regard to the borrowings limitation in fundamental limitation (2), the fund will comply with the applicable restrictions of Section 18 of the Investment Company Act.

Each fund will not:

(1)

Purchase securities of any one issuer if, as a result, more than 5% of the fund’s total assets would be invested in securities of that issuer or the fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund’s total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the US government, its agencies and instrumentalities or to securities issued by other investment companies.

The following interpretations apply to, but are not a part of, this fundamental restriction: (a) mortgage-and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage-and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company, and (b) consistent with SEC and SEC staff guidance, the funds may invest up to 10% of their total assets in securities that are subject to demand features or guarantees issued by a single institution, except that, with respect to UBS Tax-Free Reserves Fund, UBS Tax-Free Preferred Fund and UBS Tax-Free Investor Fund only, up to 15% of the fund’s total assets may be invested without regard to this limitation.

With respect to UBS Tax-Free Reserves Fund, UBS Tax-Free Preferred Fund and UBS Tax-Free Investor Fund, the following interpretation applies to, but is not a part of, this fundamental restriction: Each state, territory and possession of the United States (including the District of Columbia and Puerto Rico), each political subdivision, agency, instrumentality and authority thereof, and each multi-state agency of which a state is a member is a separate “issuer.” When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an IDB or PAB, if that bond is backed only by the assets and revenues of the non-governmental user, then that non-governmental user would be deemed to be the sole issuer. However, if the creating government or another entity guarantees a security, then to the extent that the value of all securities issued or guaranteed by that government or entity and owned by the fund exceeds 10% of the fund’s total assets, the guarantee would be considered a separate security and would be treated as issued by that government or entity.

(2)

Issue senior securities or borrow money, except as permitted under the Investment Company Act and then not in excess of 33 1/3% of the fund’s total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

(3)

Make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or similar instruments will not be considered the making of a loan.

The following interpretation applies to, but is not a part of, this fundamental restriction: Investments in master notes, funding agreements and similar instruments will not be considered to be the making of a loan.

(4)

Engage in the business of underwriting securities of other issuers, except to the extent that the fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

(5)

Purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

(6)

Purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Each fund, other than UBS Select Prime Institutional Fund, UBS Select ESG Prime Institutional Fund, UBS Select Prime Preferred Fund, UBS Select ESG Prime Preferred Fund, UBS Select Prime Investor Fund, UBS Select ESG Prime Investor Fund, UBS Prime Reserves Fund, UBS Prime Preferred Fund and UBS Prime Investor Fund will not:

(7)

Purchase any security if, as a result of that purchase, 25% or more of the fund’s total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the US government, its agencies or instrumentalities or to municipal securities or to certificates of deposit and bankers’ acceptances of domestic branches of US banks.

The following interpretations apply to, but are not a part of, this fundamental restriction: (a) US banking (including US finance subsidiaries of non-US banks) and non-US banking will be considered to be different industries; (b) asset-backed securities will be grouped in industries based upon their underlying assets and not treated as constituting a single, separate industry; (c) tax-exempt securities backed only by the assets and revenues of a non-government user will be considered to be subject to this industry concentration limitation; and (d) taxable municipal securities will not be considered municipal securities for purposes of this industry concentration limitation.

Each of UBS Select Prime Institutional Fund, UBS Select ESG Prime Institutional Fund, UBS Select Prime Preferred Fund, UBS Select ESG Prime Preferred Fund, UBS Select Prime Investor Fund, UBS Select ESG Prime Investor Fund, UBS Prime Reserves Fund, UBS Prime Preferred Fund and UBS Prime Investor Fund will, under normal circumstances:

(8)

Invest more than 25% of its total assets (measured at the time of purchase) in the financial services group of industries. Each fund may not concentrate its investments in any other industry outside of financial services. That is, each fund may not invest more than 25% of its total assets (measured at the time of purchase) in securities of issuers whose principal business activities are in the same industry outside of financial services, except that this limit does not apply to (a) securities issued or guaranteed by the US government, (b) any of its agencies or instrumentalities and (c) repurchase agreements secured by such obligations.

The following interpretations apply to, but are not a part of, this fundamental restriction: the financial services group of industries is deemed to include industries within the financial services sector, including US banking, non-US banking, broker-dealers, insurance companies, finance companies (e.g., automobile finance), and related asset-backed securities. Asset-backed securities will be grouped in industries based upon their underlying assets and not treated as constituting a single, separate industry. UBS AM may analyze the characteristics of a particular issuer and security and assign an industry classification consistent with those characteristics in the event that either a third-party classification provider used by UBS AM or another fund service provider does not assign a classification or assigns a classification inconsistent with that believed appropriate by UBS AM based on its analysis of the economic characteristics of the issuer.

Under normal circumstances, UBS Tax-Free Reserves Fund, UBS Tax-Free Preferred Fund and UBS Tax-Free Investor Fund each invest at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in investments the income from which is exempt from federal income tax. Each such 80% investment policy, as noted in its prospectus, may not be changed without the approval of the fund’s shareholders.

Non-fundamental investment limitations.    The following investment restrictions, which apply to the funds and their corresponding master funds, are non-fundamental and may be changed by the vote of the board without shareholder approval. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations.

Each fund will not:

(1)

purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions, and except that the fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

(2)

engage in short sales of securities or maintain a short position, except that the fund may (a) sell short “against the box” and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

(3)	purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

Disclosure of portfolio holdings

The funds will hold beneficial interests in the master funds for so long as they continue to participate in the master-feeder arrangement. During that time, the portfolio holdings disclosure policies and procedures of the funds will apply to the master funds, which hold portfolio securities directly.

Policies and procedures generally.    UBS AM and each fund’s board have adopted portfolio holdings disclosure policies and procedures to govern the disclosure of the portfolio holdings of a fund. UBS AM and each fund’s chief compliance officer also considered actual and potential material conflicts that could arise in such circumstances between the interests of fund shareholders, on the one hand, and those of a fund’s investment advisor, distributor, or any affiliated person of a fund, its investment advisor, or its distributor, on the other. Each fund’s disclosure policy with respect to the release of portfolio holdings information is to release only such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, each fund’s portfolio holdings will not be made available to anyone outside of UBS AM unless and until the information has been made available to all shareholders or the general public in a manner consistent with the spirit and terms of this policy. A description of the type and frequency of portfolio holdings that are disclosed to the public also is contained in the funds’ prospectuses.

After giving due consideration to such matters and after the exercise of their fiduciary duties and reasonable business judgment, UBS AM and each fund’s board determined that each fund has a legitimate business purpose for disclosing portfolio holdings to certain persons/entities and that the policies and procedures are reasonably designed to ensure that disclosure of portfolio holdings and information about portfolio holdings is in the best interests of fund shareholders and appropriately address the potential for material conflicts of interest.

UBS AM’s procedures require that the UBS AM Legal and/or Compliance Departments address any material conflicts of interest regarding a disclosure of portfolio holdings and determine whether a disclosure of a fund’s portfolio holdings is for a legitimate business purpose and in the best interests of the fund’s shareholders prior to the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of each fund or the UBS AM Legal and/or Compliance Departments authorizing the disclosure of portfolio holdings. The UBS AM Legal and/or Compliance Departments will periodically review how each fund’s portfolio holdings are being disclosed to and used by, if at all, service providers, UBS AM affiliates and certain fiduciaries, and broker-dealers to ensure that such disclosure and use is for legitimate fund business reasons and consistent with the best interests of the fund’s shareholders.

Board oversight.    Each fund’s board exercises continuing oversight of the disclosure of fund portfolio holdings by (i) overseeing the implementation and enforcement by the fund’s chief compliance officer of the portfolio holdings disclosure policies and procedures, and the fund’s policies and procedures regarding the misuse of inside information; (ii) considering reports and recommendations by the chief compliance officer concerning any material compliance matters (as defined in Rule 38a-1 under the Investment Company Act and Rule 206(4)-7 under the Investment Advisers Act of 1940 (“Advisers Act”)) that may arise in connection with any policies governing portfolio holdings, and (iii) considering whether to approve or ratify any amendment to any policies governing portfolio holdings. UBS AM and each fund’s board reserve the right to amend a fund’s policies and procedures regarding the disclosure of portfolio holdings at any time and from time to time subject to the approval of each fund’s board.

Complete portfolio holdings—disclosure to service providers subject to confidentiality and trading restrictions.    UBS AM, for legitimate business purposes, may disclose a fund’s complete portfolio holdings at times it deems necessary and appropriate to rating and ranking organizations, financial printers, proxy voting service providers, pricing information vendors, third-parties that deliver analytical, statistical or consulting services, custodians or a redeeming party’s custodian or transfer agent as necessary in connection with redemptions in kind, and other third parties that provide services (collectively, “Service Providers”) to UBS AM and/or a fund.

Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information pursuant to the terms of the service agreement between the Service Provider and a fund or UBS AM, or the terms of the confidentiality agreement. The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of lag, if any, between the date of information and the date on which the information is disclosed to the Service Provider, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to a fund and its shareholders, and the legitimate business purposes served by such disclosure. Disclosure of complete portfolio holdings to a Service Provider must be authorized by a Trust officer or the General Counsel, Deputy General Counsel or an Associate General Counsel within the Legal and Compliance Departments of UBS AM.

Complete portfolio holdings—disclosure to UBS AM affiliates and certain fiduciaries subject to confidentiality and trading restrictions.    A fund’s complete portfolio holdings may be disclosed between and among the following persons (collectively, “Affiliates and Fiduciaries”), subject to authorization by the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of a fund or by an attorney in the Legal and Compliance Departments of UBS AM, for legitimate business purposes within the scope of their official duties and responsibilities, subject to such persons’ continuing duty of confidentiality and duty not to trade on the basis of any material nonpublic information, as such duties are imposed under UBS AM’s code of ethics, a fund’s policies and procedures regarding the prevention of the misuse of inside information, by agreement or under applicable laws, rules and regulations: (i) persons who are subject to the code of ethics or the policies and procedures regarding the prevention of the misuse of inside information; (ii) an investment advisor, distributor, administrator, transfer agent, custodian or securities lending agent to a fund; (iii) an accounting firm, an auditing firm or outside legal counsel retained by UBS AM or a fund; (iv) an investment advisor to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with a fund’s current advisor; (v) a newly hired investment advisor or sub-advisor to whom complete portfolio holdings are disclosed prior to the time it commences its duties; and (vi) custodians and other third parties as necessary in connection with redemptions in kind of a fund’s shares.

The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is determined by the UBS AM Legal and Compliance Departments based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed and the risk of harm to a fund and its shareholders and the legitimate business purposes served by such disclosure.

Complete and partial portfolio holdings—arrangements to disclose to service providers and fiduciaries.    As of the date of this SAI, the specific Service Providers, Affiliates and Fiduciaries with whom the funds have arrangements to provide portfolio holdings in advance of their release to the general public in the course of performing or to enable them to perform services for the funds are:

•

State Street, each fund’s custodian, accounting agent, securities lending agent, regulatory support service provider and sub-administrator, receives portfolio holdings information daily on a real-time basis in connection with the services it provides.

•

Ernst & Young LLP, each fund’s independent registered public accounting firm, receives portfolio holdings information on an annual and semi-annual basis for financial reporting purposes. There is a 25-day lag between the date of portfolio holdings information and the date on which the information is disclosed to Ernst & Young LLP for semi-annual reporting purposes. Ernst & Young LLP also receives portfolio holdings information annually at year-end for audit purposes. In this case, there is no lag between the date of the portfolio holdings information and the date on which the information is disclosed to Ernst & Young LLP. In addition, Ernst & Young LLP receives holdings twice a year for fiscal income and excise tax provision reporting purposes with a 25-day lag time.

•

A limited number of financial printers used by each fund to print and file its annual and semi-annual shareholder reports and other regulatory materials. There is at least a two week lag between the date of the portfolio holdings information and the date on which the information is disclosed to the parties.

•

The rating agency of Fitch Ratings Inc. may receive portfolio holdings information approximately 5 days after the end of each month so that the funds may be included in the rating agency’s industry reports and other materials. There is an approximately 5-day or longer lag between the date of the portfolio holdings information and the date on which the information is disclosed to the rating agency.

•

The rating agency of Moody’s Investors Service, Inc. receives portfolio holdings information approximately 5 days after the end of each month so that the funds may be included in the rating agency’s industry reports and other materials. There is an approximately 5-day lag between the date of the portfolio holdings information and the date on which the information is disclosed to the rating agency.

•	Interactive Data Corporation receives portfolio holdings information daily on a real-time basis in connection with providing pricing information for the funds’ portfolio securities.

•	Thomson Reuters receives portfolio holdings information weekly on a real-time basis in connection with providing pricing information for the funds’ portfolio securities.

•

Investment Company Institute, the national association of US investment companies, including mutual funds, closed-end funds, exchange-traded funds and unit investment trusts, receives portfolio holdings information on a monthly basis in order to compile and analyze industry data. There may be a delay of up to approximately 5 business days between the date of the portfolio holdings information and the date on which the information is disclosed to the Investment Company Institute.

•

Marketing Spectrum receives portfolio holdings information no earlier than three weeks after the close of a fiscal annual or semi-annual period in connection with its preparation of a draft portion of annual and semi-annual shareholder reports.

Complete and partial portfolio holdings—disclosure to broker-dealers in the normal course of managing fund assets.    An investment advisor, administrator or custodian for a fund may, for legitimate business purposes within the scope of their official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising a fund to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities transactions with or through such broker-dealers subject to the broker-dealer’s legal obligation not to use or disclose material nonpublic information concerning a fund’s portfolio holdings, other investment positions or securities transactions without the consent of a fund or the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the fund, or an attorney in the UBS AM Legal and Compliance Departments. A fund has not given its consent to any such use or disclosure and no person or agent of UBS AM is authorized to give such consent except as approved by a fund’s board. In the event consent is given to disclose portfolio holdings to a broker-dealer, the frequency with which the portfolio holdings may be disclosed to a broker-dealer, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the broker-dealer, is to be determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, and the risk of harm to the fund, its shareholders, and the legitimate fund purposes served by such disclosure.

Complete and partial portfolio holdings—disclosure as required by applicable law.    Fund portfolio holdings and other investment positions comprising a fund may be disclosed to any person as required by applicable laws, rules and regulations. Examples of such required disclosure include, but are not limited to, disclosure of fund portfolio holdings (i) in a filing or submission with the SEC or another domestic or foreign regulatory body, (ii) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (iii) in connection with a lawsuit or (iv) as required by court order, subpoena or similar process (e.g., arbitration proceedings). The UBS AM Legal Department must authorize the disclosure of portfolio holdings information when required for a legal or regulatory purpose. The UBS AM Legal Department may not be able to prevent or place restrictions on the disclosure of a fund’s portfolio holdings when compelled by law or regulation to provide such information, even if the UBS AM Legal Department determines that such disclosure may not be in the best interest of fund shareholders or that a material conflict of interest is present or appears to be present. However, the UBS AM Legal Department will attempt to monitor the use of any fund portfolio holdings information disclosed as required by law or regulation.

Disclosure of non-material information.    Policies and procedures regarding non-material information permit UBS AM fund officers, UBS AM fund portfolio managers, and senior officers of UBS AM Fund Treasury, UBS AM Legal and Compliance Departments, and anyone employed by or associated with UBS AM who has been authorized by the UBS AM Legal and Compliance Departments’ representatives (collectively, “Approved Representatives”) to disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information, in connection with or relating to a fund or its portfolio holdings and/or other investment positions (collectively, “commentary and analysis”) or any changes in the portfolio holdings of a fund that occurred after the most recent calendar-quarter end (or, in the case of a money market fund, after the most recent monthly (or weekly—in the case of the Prime Funds public posting of portfolio holdings) (“recent portfolio changes”) to any person if such information does not constitute material nonpublic information and complies with the portfolio holdings disclosure policies and procedures described above.

An Approved Representative must make a good faith determination whether the information constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances.

UBS AM believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning a fund. Nonexclusive examples of commentary and analysis about a fund include (i) the allocation of the fund’s portfolio holdings and other investment positions among various asset classes, sectors, industries and countries, (ii) the characteristics of the fund’s portfolio holdings and other investment positions, (iii) the attribution of fund returns by asset class, sector, industry and country, and (iv) the volatility characteristics of the fund. An Approved Representative may in its sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or no reason.

“Approved Representatives” include persons employed by or associated with UBS AM who have been authorized by the Legal and Compliance Departments of UBS AM to disclose recent portfolio changes and/or commentary and analysis in accordance with the applicable policies and procedures.

Prohibitions on disclosure of portfolio holdings.    No person is authorized to disclose fund portfolio holdings or other investment positions (whether online at http://www.ubs.com, in writing, by fax, by e-mail, orally or by other means) except in accordance with the applicable policies and procedures. In addition, no person is authorized to make disclosure pursuant to these policies and procedures if such disclosure is otherwise unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1 under the Investment Company Act). Furthermore, UBS AM, in its sole discretion, may determine not to disclose portfolio holdings or other investment positions comprising a fund to any person who could otherwise be eligible to receive such information under the applicable policies and procedures, or may determine to make such disclosures publicly as provided by the policies and procedures.

Prohibitions on receipt of compensation or other consideration.    The portfolio holdings disclosure policies and procedures prohibit a fund, its investment advisor and any other person to pay or receive any compensation or other consideration of any type for the purpose of obtaining disclosure of fund portfolio holdings or other investment positions. “Consideration” includes any agreement to maintain assets in a fund or in other investment companies or accounts managed by the investment advisor or by any affiliated person of the investment advisor.

Organization of the Trust; trustees and officers; principal holders and management ownership of securities

The Trust was organized on April 29, 1998 as a statutory trust under the laws of Delaware and currently has twenty-two series. The Trust has authority to establish additional series and issue an unlimited number of shares of beneficial interest of each existing or future series, par value of $0.001 per share.

The Trust is governed by a board of trustees, which oversees the funds’ operations and which is authorized to establish additional series. Each trustee serves an indefinite term of office. The tables below show, for each trustee (sometimes referred to as “board member”) and officer, his or her name, address and age, the position held with the Trust, the length of time served as trustee or officer of the Trust, the trustee’s or officer’s principal occupations during the last five years, the number of portfolios in the UBS fund complex overseen by the trustee or for which a person served as an officer, and other directorships held by such trustee.

Interested trustee
Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Meyer Feldberg[2]; 77 Morgan Stanley 1585 Broadway 36th Floor New York, NY 10036	Trustee and Chairman of the Board of Trustees	Since 1998 (Trustee); since November 2017 (Chairman of the Board of Trustees)	Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on an extended leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since 2005). Professor Feldberg also served as President of New York City Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promoted interaction with other cities around the world) (2007-2014). Prior to 2004, he was Dean and Professor of Management and Ethics of the Graduate School of Business at Columbia University (since 1989). From 1992 to 2016, Professor Feldberg was a director of Macy’s, Inc. (operator of department stores). From 1997 to 2017, Professor Feldberg was a director of Revlon, Inc. (cosmetics).	Professor Feldberg is a director or trustee of 10 investment companies (consisting of 48 portfolios) for which UBS AM or one of its affiliates serves as investment advisor or manager.	Professor Feldberg is also a director of the New York City Ballet.

Independent trustees
Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Alan S. Bernikow; 78 207 Benedict Ave. Staten Island, NY 10314	Trustee	Since 2005	Mr. Bernikow is retired. Previously, he was deputy chief executive officer at Deloitte & Touche (international accounting and consulting firm). From 2003 to March 2017, Mr. Bernikow was also a director of Destination XL Group, Inc. (menswear) (and served as a member of its nominating and corporate governance committee).	Mr. Bernikow is a trustee of 5 investment companies (consisting of 43 portfolios) for which UBS AM serves as investment advisor or manager.	Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as the chair of its compensation committee), and the lead director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee).
Richard R. Burt, 72 McLarty Associates 900 17th Street, N.W. 8th Floor Washington, D.C. 20006	Trustee	Since 1998	Mr. Burt is a managing partner of McLarty Associates (a consulting firm) (since 2007). He was chairman of IEP Advisors (international investments and consulting firm) until 2009.	Mr. Burt is a director or trustee of 5 investment companies (consisting of 43 portfolios) for which UBS AM serves as investment advisor or manager.	Mr. Burt is also a director of The Central Europe, Russia and Turkey Fund, Inc., The European Equity Fund, Inc. and The New Germany Fund, Inc. (and serves as a member of each such fund’s audit, nominating and governance committees).
Bernard H. Garil; 79 6754 Casa Grande Way Delray Beach, FL 33446	Trustee	Since 2005	Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).	Mr. Garil is a director or trustee of 5 investment companies (consisting of 43 portfolios) for which UBS AM serves as investment advisor or manager.	Mr. Garil is also a director of The Leukemia & Lymphoma Society (voluntary health organization) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).
Heather R. Higgins; 59 c/o Keith A. Weller Fund Secretary UBS Asset Management (Americas) Inc. One North Wacker Drive Chicago, IL 60606	Trustee	Since 2005	Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves (or has served) on the boards of several non-profit charitable groups, including the Independent Women’s Forum (chairman) and the Philanthropy Roundtable (vice chairman). She also serves on the board of the Hoover Institution (from 2001 to 2007 and since 2009).	Ms. Higgins is a director or trustee of 5 investment companies (consisting of 43 portfolios) for which UBS AM serves as investment advisor or manager.	None

[1]	Each trustee holds office for an indefinite term.
[2]

Professor Feldberg is deemed an “interested person” of the Trust as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the Trust may conduct transactions.

Officers
Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Rose Ann Bubloski[2]; 51	Vice President and Assistant Treasurer	Since 2011	Ms. Bubloski is a director (since 2012) (prior to which she was an associate director (from 2008 to 2012)) and senior manager of product control and investment support (previously named registered fund product control group) of UBS Asset Management (Americas) Inc. and/or UBS Asset Management (US) Inc. (“UBS AM—Americas”) region. Ms. Bubloski is vice president and assistant treasurer of 8 investment companies (consisting of 62 portfolios) for which UBS AM serves as investment advisor or manager.
Franklin P. Dickson[2]; 41	Vice President	Since 2017	Mr. Dickson is an associate director (since 2015) and tax compliance manager (since 2017) (prior to which he was a product controller (from 2015 to 2017)) of product control and investment support (previously named registered fund product control) of UBS AM—Americas region. From 2013 through 2015, Mr. Dickson was fund administration and compliance manager for U.S. Bancorp Fund Services, LLC, and from April 2008 through 2013, Mr. Dickson was vice president, client service manager at BNY Mellon Asset Servicing. Mr. Dickson is a vice president of 8 investment companies (consisting of 62 portfolios) for which UBS AM serves as investment advisor or manager.
Lisa N. DiPaolo[2]; 42	Vice President	Since 2015	Ms. DiPaolo is a director (since 2008) and portfolio manager (since 2015) at UBS AM—Americas region. Ms. DiPaolo joined UBS AM—Americas region in 2000 and has been a municipal securities analyst on the tax-free fixed income team. Ms. DiPaolo is a vice president of two investment companies (consisting of 26 portfolios) for which UBS AM serves as investment advisor or manager.
Elbridge T. Gerry III[2]; 62	Vice President	Since 1999	Mr. Gerry is a managing director and co-head of municipal investments of UBS AM—Americas region (head from 2001 to 2017; co-head since 2017). Mr. Gerry is a vice president of two investment companies (consisting of 28 portfolios) for which UBS AM serves as investment advisor or manager.
Charles W. Grande[2]; 55	Vice President	Since 2017	Mr. Grande is a managing director, co-head of municipal investments (since 2017) and head of municipal credit research (since 2009) with UBS AM—Americas region. Mr. Grande is a vice president of two investment companies (consisting of 26 portfolios) for which UBS AM serves as investment advisor or manager.

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Mark F. Kemper[3]; 61	Vice President and Assistant Secretary	Since 1999 and March 2019, respectively	Mr. Kemper is a managing director (since 2006) and senior legal counsel (since October 2019) (prior to which he was Interim Head of Compliance and Operational Risk Control (from June 2019 through September 2019) and general counsel (from 2004-May 2019)) of UBS AM—Americas Region. He has been secretary of UBS AM—Americas region (since 2004) and secretary of UBS Asset Management Trust Company (since 1993). Mr. Kemper is vice president and assistant secretary of 8 investment companies (consisting of 62 portfolios) for which UBS AM serves as investment advisor or manager. Mr. Kemper is employed by UBS Business Solutions US LLC (since 2017).
Joanne M. Kilkeary[2]; 51	Vice President, Treasurer and Principal Accounting Officer	Since 1999 (Vice President) and since 2017 (Treasurer and Principal Accounting Officer)	Ms. Kilkeary is an executive director (since 2013) (prior to which she was a director (from 2008 to 2013)) and head of regulatory, tax, audit and board governance for product control and investment support (since 2017) (prior to which she was a senior manager of registered fund product control of UBS AM—Americas region (from 2004 - 2017)). Ms. Kilkeary is a vice president and treasurer and principal accounting officer of 8 investment companies (consisting of 62 portfolios) for which UBS AM serves as investment advisor or manager.
Igor Lasun[2]; 41	President	Since 2018	Mr. Lasun is an executive director and head of fund development and management for UBS AM—Americas region (since 2018) (prior to which he was a senior fixed income product specialist from 2007 to 2018, and had joined the firm in 2005). In this role, he oversees fund development and management for both wholesale and institutional businesses. Mr. Lasun serves as president of 7 investment companies (consisting of 61 portfolios) for which UBS AM services as investment advisor or manager.
William Lawlor[3]; 32	Vice President and Assistant Secretary	Since 2018	Mr. Lawlor is a director and associate general counsel with UBS Business Solutions US LLC (since 2017) and also with UBS AM—Americas region (since 2013). Prior to joining UBS AM—Americas region, Mr. Lawlor attended Kent College of Law, where he graduated in 2013. Mr. Lawlor is a vice president and assistant secretary of 7 investment companies (consisting of 61 portfolios) for which UBS AM serves as investment advisor or manager.

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Ryan Nugent[2]; 41	Vice President	Since 2009	Mr. Nugent is an executive director (since 2017) (prior to which he was a director (from 2010 to 2017)), portfolio manager (since 2005) and head of municipal trading (since 2013) of UBS AM—Americas region. Mr. Nugent is a vice president of two investment companies (consisting of 26 portfolios) for which UBS AM serves as investment advisor or manager.
Nancy D. Osborn[2]; 53	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of product control and investment support (previously named registered fund product control) of UBS AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 8 investment companies (consisting of 62 portfolios) for which UBS AM serves as investment advisor or manager.
Frank Pluchino[4]; 59	Chief Compliance Officer	Since 2017	Mr. Pluchino is an executive director with UBS Business Solutions US LLC (since 2017) and is also the chief compliance officer of UBS Hedge Fund Solutions LLC (since 2010). Mr. Pluchino serves as chief compliance officer of 13 investment companies (consisting of 67 portfolios) for which UBS AM or one of its affiliates serves as investment advisor or manager.
Robert Sabatino[3]; 46	Vice President	Since 2001	Mr. Sabatino is a managing director (since 2010) (prior to which he was an executive director (since 2007)), head of global liquidity portfolio management (since 2015), head of US taxable money markets (from 2009 to 2015), and portfolio manager of UBS AM—Americas region in the short duration fixed income group (since 2001). Mr. Sabatino is a vice president of three investment companies (consisting of 41 portfolios) for which UBS AM serves as investment advisor or manager.
Eric Sanders[3]; 54	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel with UBS Business Solutions US LLC (since 2017) and also with UBS AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 8 investment companies (consisting of 62 portfolios) for which UBS AM serves as investment advisor or manager.

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Philip Stacey[3]; 34	Vice President and Assistant Secretary	Since 2018	Mr. Stacey is an executive director (since March 2019) and associate general counsel with UBS Business Solutions US LLC (since 2017) and also with UBS AM—Americas region since 2015. Prior to joining UBS AM—Americas region, Mr. Stacey was a legal associate with the Chicago-based investment manager HFR Asset Management, LLC from 2009 through 2015. Mr. Stacey is a vice president and assistant secretary of 7 investment companies (consisting of 61 portfolios) for which UBS AM serves as investment advisor or manager.
David Walczak[3]; 36	Vice President	Since 2016	Mr. Walczak is an executive director (since 2016), head of US money markets (since 2015) and portfolio manager of UBS AM—Americas region. Mr. Walczak is a vice president of three investment companies (consisting of 41 portfolios) for which UBS AM serves as investment advisor or manager.
Keith A. Weller[3]; 58	Vice President and Secretary	Since 1998 and March 2019, respectively	Mr. Weller is an executive director (since 2005) and deputy general counsel (since February 2019, prior to which he was senior associate general counsel) with UBS Business Solutions US LLC (since 2017) and also with UBS AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and secretary of 8 investment companies (consisting of 62 portfolios) for which UBS AM serves as investment advisor or manager.

[1]	Officers are appointed by the trustees and serve at the pleasure of the board.
[2]	This person’s business address is 1285 Avenue of the Americas, New York, New York 10019-6028.
[3]	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606.
[4]	This person’s business address is 787 Seventh Avenue, New York, NY 10019.

Information about trustee ownership of funds’ shares
Trustee	Dollar range of equity securities in UBS Select Prime Institutional Fund[1]	Dollar range of equity securities in UBS Select Treasury Institutional Fund[1]	Dollar range of equity securities in UBS Tax-Free Reserves Fund[1]	Dollar range of equity securities in UBS Select Prime Preferred Fund[1]

Interested trustee
Meyer Feldberg	None	None	None	None

Independent trustees
Alan S. Bernikow	None	None	None	None

Richard R. Burt	None	None	None	None

Bernard H. Garil	None	None	None	None

Heather R. Higgins	None	None	None	None

Trustee	Dollar range of equity securities in UBS Select Treasury Preferred Fund[1]	Dollar range of equity securities in UBS Tax-Free Preferred Fund[1]	Dollar range of equity securities in UBS Select Prime Investor Fund[1]	Dollar range of equity securities in UBS Select Treasury Investor Fund[1]

Interested trustee
Meyer Feldberg	None	None	None	None

Independent trustees
Alan S. Bernikow	None	None	None	None

Richard R. Burt	None	None	None	None

Bernard H. Garil	None	None	None	None

Heather R. Higgins	None	None	None	None

Trustee	Dollar range of equity securities in UBS Tax-Free Investor Fund[1]

Interested trustee
Meyer Feldberg	None

Independent trustees
Alan S. Bernikow	None

Richard R. Burt	None

Bernard H. Garil	None

Heather R. Higgins	None

Trustee	Dollar range of equity securities in UBS Prime Reserves Fund[1]	Dollar range of equity securities in UBS Prime Preferred Fund[1]	Dollar range of equity securities in UBS Prime Investor Fund[1]

Interested trustee
Meyer Feldberg	None	None	None

Independent trustees
Alan S. Bernikow	None	None	None

Richard R. Burt	None	None	None

Bernard H. Garil	None	None	None

Heather R. Higgins	None	None	None

Trustee	Dollar range of equity securities in UBS Select Government Institutional Fund[1]	Dollar range of equity securities in UBS Select Government Preferred Fund[1]	Dollar range of equity securities in UBS Select Government Investor Fund[1]

Interested trustee
Meyer Feldberg	None	None	None

Independent trustees
Alan S. Bernikow	None	None	None

Richard R. Burt	None	None	None

Bernard H. Garil	None	None	None

Heather R. Higgins	None	None	None

Trustee	Dollar range of equity securities in UBS Select ESG Prime Institutional Fund[2]	Dollar range of equity securities in UBS Select ESG Prime Preferred Fund[2]	Dollar range of equity securities in UBS Select ESG Prime Investor Fund[2]	Aggregate dollar range of equity securities in all registered investment companies overseen by trustee for which UBS AM serves as investment advisor or manager[1]

Interested trustee
Meyer Feldberg	None	None	None	Over $100,000

Independent trustees
Alan S. Bernikow	None	None	None	Over $100,000

Richard R. Burt	None	None	None	Over $100,000

Bernard H. Garil	None	None	None	Over $100,000

Heather R. Higgins	None	None	None	Over $100,000
[1]	Information regarding ownership is as of December 31, 2018, unless otherwise noted.
[2]	This fund is not expected to commence operations until 2020. As a result, no equity securities were held as of December 31, 2018.

Leadership structure and qualifications of board of trustees

The board is responsible for oversight of the funds. The board is currently composed of five trustees, four of whom are not “interested persons” of the funds as that term is defined by the Investment Company Act (“Independent Trustees”). The remaining trustee, Prof. Feldberg, is independent of UBS AM and its affiliates but is deemed to be an “interested person” of the funds within the meaning of the Investment Company Act because he holds a senior position with a registered broker-dealer that may execute transactions with the funds from time to time. The board members have selected Prof. Feldberg to act as chairman of the board. The chairman of the board’s role is to preside at all meetings of the board and generally to act as a liaison with service providers, officers, attorneys and other trustees between meetings. The chairman may also perform such other functions as may be delegated by the board from time to time. In selecting Prof. Feldberg to act as chairman of the board, the Independent Trustees considered Prof. Feldberg’s technical classification as an “interested person” of the funds and determined that, because he is independent of UBS AM, it is unnecessary to have a lead independent trustee. The board has established an Audit Committee and a Nominating and Corporate Governance Committee to assist the board in the oversight and direction of the business and affairs of the funds, and from time to time may establish ad hoc committees, informal working groups or designate one or more members to review and address the policies and practices of the funds or to liaise with the funds’ Chief Compliance Officer or service providers, including staff of UBS AM, with respect to certain specified matters. The board meets in-person at regularly scheduled meetings five times throughout the year. In addition, the trustees may meet in-person or by telephone at special meetings or on an informal basis at other times. Each committee meets as appropriate to conduct the oversight functions delegated to the committee by the board and reports its findings to the board. The board and Audit Committee conduct annual assessments of their oversight function and structure. The Independent Trustees have also engaged independent legal counsel to assist them in performing their oversight responsibilities. The trustees have determined that the board’s leadership and committee structure is appropriate because it allows the board to exercise informed and independent judgment over the matters under its purview and to allocate areas of responsibility among committees of Independent Trustees and the full board in a manner that enhances the full board’s oversight.

The funds have engaged UBS AM to manage each fund on a day-to-day basis. The board is responsible for overseeing UBS AM and other service providers in the operations of the funds in accordance with the Investment Company Act, applicable state and other laws, and the funds’ charter. The board reviews, on an ongoing basis, the funds’ performance, operations and investment strategies and techniques. The board also conducts reviews of UBS AM and its role in running the operations of the funds.

The board has concluded that, based on each trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other trustees, each trustee should serve as a trustee. In determining that a particular trustee is qualified to serve as a trustee, the board has considered a variety of criteria, none of which, in isolation, was controlling. The board believes that, collectively, the trustees have balanced and diverse experience, skills, attributes and qualifications, which allow the board to operate effectively in governing the funds and protecting the interests of shareholders. Among the attributes common to all trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with other board members, UBS AM, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as trustees. In addition, the board has taken into account the actual service and commitment of the trustees during their tenure in concluding that each should continue to serve. A trustee’s ability to perform his or her duties effectively may have been attained through a trustee’s educational background or professional training; business, consulting, public service or academic positions; experience from service as a trustee of the funds, other funds in the fund complex, other investment funds, public companies, or nonprofit entities or other organizations; and/or other life experiences. Set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each trustee that led the board to conclude that he or she should serve as a trustee.

Amb. Burt has served as a board member of the Trust and as a director/trustee of the other funds in the fund complex for approximately two decades, including as a member and/or chair of various board committees. Amb. Burt has many years experience in advising companies regarding international investment and risk management. Amb. Burt also currently serves, or has served, on the boards of directors of several funds outside of the UBS AM fund complex and has served as a director on other corporate boards. Prior to joining McLarty Associates in 2007, Amb. Burt was chairman of Diligence Inc. (information and risk management firm). Amb. Burt was the chief negotiator in the Strategic Arms Reduction Talks with the former Soviet Union (1989-1991) and the US Ambassador to the Federal Republic of Germany (1985-1989). He had also been a partner of McKinsey & Company (management consulting firm).

Prof. Feldberg has served as a board member of the Trust and other current and prior mutual funds in the fund complex for over two decades. Prof. Feldberg has held several prestigious positions at Columbia Business School and the Graduate School of Business at Columbia University, including Dean and Professor of Management. He is also a senior advisor to Morgan Stanley and has served on the boards of several public companies.

Messrs. Bernikow and Garil and Ms. Higgins were elected as directors/trustees of the funds in the fund complex during 2005-2006. Messrs. Bernikow and Garil and Ms. Higgins also serve as members and/or chairs of various board committees.

Mr. Bernikow has extensive accounting and finance experience (being a Certified Public Accountant and having served for many years as the Deputy Chief Executive Officer of Deloitte & Touche LLP, one of the four largest independent registered public accounting firms in the US) and currently serves, or has served, on the boards and committees of various public companies and a national bank.

Mr. Garil has over four decades of experience in the fund management business and for much of that time he served as an executive of a fund adviser and as a member of fund boards. He began his career at the US Securities and Exchange Commission.

Ms. Higgins has experience as a portfolio manager for a major US trust bank and has held senior executive positions and/or directorships at several major charitable organizations.

Additional details about each trustee’s professional experience is included above in the table in the section captioned “Organization of the Trust; trustees and officers; principal holders and management ownership of securities.” That table contains information regarding other directorships currently held by board members. In addition, during the five years ended December 30, 2019, the following trustees were members of the boards of the following companies: (1) Mr. Garil—director of OFI Global Trust Company (commercial trust company); and (2) Mr. Bernikow—director of FCB Financial Holdings, Inc. (banking).

Risk oversight

The funds are subject to a number of risks, including investment, liquidity, compliance, operational and valuation risks, among others. Risk oversight forms part of the board’s general oversight of each fund’s investment program and operations and is addressed as part of various regular board and committee activities. Day-to-day risk management with respect to each fund is the responsibility of UBS AM or other service providers (depending on the nature of the risk), subject to supervision by UBS AM. Each of UBS AM and other service providers have their own independent interest in risk management and their policies and methods of risk management may differ from the funds and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result, the board recognizes that it is not possible to identify all of the risks that may affect the funds or to develop processes and controls to eliminate or mitigate their occurrence or effects, and that some are simply beyond any control of the funds or UBS AM, its affiliates or other service providers. As part of its regular oversight of the funds, the board, directly or through a committee, reviews reports from, among others, management, the funds’ Chief Compliance Officer, its independent registered public accounting firm, counsel, and internal auditors for UBS AM or its affiliates, as appropriate, regarding risks faced by the funds and UBS AM’s risk oversight programs. The board has appointed a Chief Compliance Officer who oversees the implementation and testing of each fund’s compliance program and reports to the board regarding compliance matters for the funds and their service providers; the board has designated one of its members to liaise with the Chief Compliance Officer between board meetings to assure that significant compliance issues identified by the Chief Compliance Officer will be brought to the attention of the full board in a timely and appropriate manner. The board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Committees

The Trust has an Audit Committee and a Nominating and Corporate Governance Committee. The members of the Audit Committee are currently the Independent Trustees. Alan S. Bernikow is chairman of the Audit Committee. Meyer Feldberg, who is an interested trustee, also serves in a formal participation/contributing role with respect to the Audit Committee (but is not a member thereof). The following Independent Trustees are members of the Nominating and Corporate Governance Committee: Richard R. Burt (chairman), Heather R. Higgins and Bernard H. Garil.

The Audit Committee is responsible for, among other things: (i) overseeing the scope of a fund’s audit; (ii) overseeing a fund’s accounting and financial reporting policies, practices and internal controls; and (iii) approving, and recommending to the board for ratification, the selection, appointment, retention or termination of a fund’s independent registered public accounting firm, as well as determining the compensation thereof. In furtherance of its duties, the Audit Committee also is responsible for, among other things: obtaining assurance from a fund’s independent registered public accounting firm of its independence and discussing any disclosed relationships or services that may diminish the objectivity and independence of the independent registered public accounting firm; inquiring as to a fund’s qualification under Subchapter M of the Internal Revenue Code and the amounts distributed and reported to shareholders; reviewing with the independent registered public accounting firm any problems or difficulties with the audit; and reporting to the full board and making recommendations as it deems necessary or appropriate. Although the Audit Committee has the responsibilities described above, it is not responsible for planning or conducting a fund’s audit or determining whether a fund’s financial statements are complete and accurate and are in accordance with US generally accepted accounting principles. Absent actual knowledge to the contrary, Audit Committee members are entitled to rely on the accuracy of the information they receive from persons within and outside a fund.

The Audit Committee normally meets in conjunction with regular board meetings, or more frequently as called by its chairperson. During the funds’ fiscal year ended April 30, 2019, the Audit Committee held five meetings.

The Trust’s board has also established a Nominating and Corporate Governance Committee that acts pursuant to a written charter. The Nominating and Corporate Governance Committee is responsible for, among other things: selecting, evaluating and recommending to the board candidates to be nominated as additional Independent Trustees; making recommendations to the board with respect to compensation of board and committee members; performing an annual evaluation of the board and its committees; reporting on such evaluation to the board; and performing such other corporate governance functions as the board may authorize. The Nominating and Corporate Governance Committee held five meetings during the fiscal year ended April 30, 2019. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy among the Independent Trustees occurs. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Mr. Richard R. Burt, care of the Secretary of the Trust at UBS Asset Management (Americas) Inc., One North Wacker Drive, Chicago, IL 60606, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s résumé or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the board and to serve if elected by shareholders.

Information about Independent Trustee ownership of securities issued by UBS AM or any company controlling, controlled by or under common control with UBS AM

As of December 31, 2018, the Independent Trustees and their immediate family members did not own any securities issued by UBS AM or any company controlling, controlled by or under common control with UBS AM.

Compensation

Each Independent Trustee receives, in the aggregate from the UBS AM funds he or she oversees, an annual retainer of $140,000 and a $20,000 fee for each regular joint board meeting of the boards of those funds (and each in-person special joint board meeting of the boards of those funds) actually attended. Independent Trustees who participate in previously scheduled in-person joint meetings of the boards of the UBS AM funds by telephone to accommodate other business obligations are paid $2,000 for such meetings. Independent Trustees who participate in previously scheduled joint in-person meetings of the boards of the UBS AM funds by telephone because of illness or other unavoidable circumstances are paid the full meeting fee. Each Independent Trustee receives from the relevant fund $2,000 for each special in-person meeting (not held as a joint meeting) of the board of that fund actually attended where that fund’s board must meet separately from the regularly scheduled joint board meetings. Independent Trustees who participate in scheduled telephonic meetings of the board(s) of one or more UBS Funds are paid $1,000 for each such meeting actually attended.

The chairman of the board receives annually an additional $75,000; the chairperson of the Audit Committee receives annually an additional $35,000; and the chairperson of the Nominating and Corporate Governance Committee receives annually an additional $25,000. In addition, a board member who undertakes a special assignment to provide special assistance in coordinating the board’s oversight of compliance matters, contract reconsideration matters or marketing/distribution matters (currently Heather R. Higgins, Bernard H. Garil and Meyer Feldberg (for whom such additional fees are allocated to the UBS non-money market funds only), respectively) receives annually an additional $25,000. Independent Trustees who are also members of the Audit Committee and/or Nominating and Corporate Governance Committee are paid in the aggregate from the UBS AM funds he or she oversees, annual retainers of $10,000 and $5,000, respectively, in connection with his or her membership on the Audit Committee and/or Nominating and Corporate Governance Committee. Prof. Feldberg, who is an interested trustee, also serves in a formal participation/contributing role with respect to the Audit Committee (but is not a member thereof) and is paid in the aggregate from the UBS AM funds he oversees an annual retainer of $10,000 for his services. The foregoing fees are allocated among all such funds (or each relevant fund in the case of a special meeting) as follows: (i) one-half of the expense is allocated pro rata based on the funds’ relative net assets at the end of the calendar quarter preceding the date of payment; and (ii) one-half of the expense is allocated according to the number of such funds. No officer, director or employee of UBS AM or any of its affiliates presently receives any compensation from the funds for acting as a board member or officer. All board members are reimbursed for expenses incurred in attending meetings.

The table below includes certain information relating to the compensation of the Trust’s current board members and the compensation of those board members from all funds for which UBS AM or an affiliate served as an investment advisor or manager during the periods indicated.

Compensation table[1]
Name of person, position	UBS Select Prime Institutional Fund[3]	UBS Select Treasury Institutional Fund[3]	UBS Tax-Free Reserves Fund[3]
Alan S. Bernikow, Trustee	$11,575	$9,221	$5,263
Richard R. Burt, Trustee	11,337	9,028	5,152
Meyer Feldberg, Trustee[2]	0	0	0
Bernard H. Garil, Trustee	11,371	9,060	5,171
Heather R. Higgins, Trustee	11,371	9,060	5,171

Name of person, position	UBS Select Prime Preferred Fund[3]	UBS Select Treasury Preferred Fund[3]	UBS Tax-Free Preferred Fund[3]
Alan S. Bernikow, Trustee	$6,057	$12,022	$4,083
Richard R. Burt, Trustee	5,933	11,761	3,995
Meyer Feldberg, Trustee[2]	0	0	0
Bernard H. Garil, Trustee	5,951	11,813	4,011
Heather R. Higgins, Trustee	5,951	11,813	4,011

Name of person, position	UBS Select Prime Investor Fund[3]	UBS Select Treasury Investor Fund[3]	UBS Tax-Free Investor Fund[3]
Alan S. Bernikow, Trustee	$5,292	$4,283	$3,616
Richard R. Burt, Trustee	5,183	4,194	3,540
Meyer Feldberg, Trustee[2]	6,037	4,884	4,122
Bernard H. Garil, Trustee	5,199	4,208	3,553
Heather R. Higgins, Trustee	5,199	4,208	3,553

Name of person, position	UBS Prime Reserves Fund[3]	UBS Prime Preferred Fund[3]	UBS Prime Investor Fund[3]
Alan S. Bernikow, Trustee	$5,655	$3,937	$4,360
Richard R. Burt, Trustee	5,537	3,854	4,269
Meyer Feldberg, Trustee[2]	0	0	4,972
Bernard H. Garil, Trustee	5,556	3,868	4,283
Heather R. Higgins, Trustee	5,556	3,868	4,283

Name of person, position	UBS Select Government Institutional Fund[3]	UBS Select Government Preferred Fund[3]	UBS Select Government Investor Fund[3]
Alan S. Bernikow, Trustee	$5,158	$7,312	$3,766
Richard R. Burt, Trustee	5,050	7,156	3,688
Meyer Feldberg, Trustee[2]	0	0	4,294
Bernard H. Garil, Trustee	5,067	7,184	3,700
Heather R. Higgins, Trustee	5,067	7,184	3,700

Name of person, position	UBS Select ESG Prime Institutional Fund[5]	UBS Select ESG Prime Preferred Fund[5]	UBS Select ESG Prime Investor Fund[5]	Total compensation from the Trust and the fund complex[6]
Alan S. Bernikow, Trustee	$N/A	$N/A	$N/A	$282,000
Richard R. Burt, Trustee[4]	N/A	N/A	N/A	276,000
Meyer Feldberg, Trustee[2]	N/A	N/A	N/A	309,000
Bernard H. Garil, Trustee	N/A	N/A	N/A	277,000
Heather R. Higgins, Trustee	N/A	N/A	N/A	277,000
[1]	Except as discussed below, only Independent Trustees were compensated by the funds for which UBS AM serves as investment advisor or manager.
[2]

Professor Feldberg is an “interested person” of the funds by virtue of his position as senior advisor with Morgan Stanley, and not by reason of affiliation with UBS AM. He is compensated (i) by funds for which the management, investment advisory and/or administration contract between a fund and UBS AM provides that the fund may bear a portion of the compensation to a board member who is not an interested person of the fund by reason of affiliation with UBS AM or any of UBS AM’s affiliates, and (ii) otherwise by UBS AM. The compensation amounts listed above for Professor Feldberg represent only (1) those amounts paid by other funds within the fund complex for which UBS AM does not serve as investment advisor or manager, and (2) funds within the fund complex that have management, investment advisory and/or administration contracts providing that a fund may bear a portion of his compensation.

[3]	Represents fees paid to each trustee during the fiscal year ended April 30, 2019.
[4]	The amounts indicated for Mr. Burt include payments initiated in 2018 and related to that calendar year but not received by him until early 2019.
[5]	This fund had not commenced operations as of April 30, 2019. As a result, no compensation was paid for the fiscal year ended April 30, 2019.
[6]

Represents fees paid during the calendar year ended December 31, 2018 to each board member by: (a) 5 investment companies in the case of Messrs. Bernikow, Burt and Garil and Ms. Higgins; and (b) 10 investment companies in the case of Professor Feldberg for which UBS AM or one of its affiliates served as investment advisor or manager. No fund within the UBS fund complex has a bonus, pension, profit sharing or retirement plan.

Principal holders and management ownership of securities

As of December 1, 2019, trustees and officers owned in the aggregate less than 1% of the outstanding shares of each fund.

As of December 1, 2019, the following shareholders were shown in the Trust’s records as owning more than 5% of a fund’s outstanding shares. Shareholders owning of record or beneficially more than 25% of a fund’s outstanding shares may be deemed to “control” the fund within the meaning of the Investment Company Act. Except as listed below, the Trust does not know of any other person who owns beneficially 5% or more of a fund’s shares as of such date:

Fund	Name and address[1]	Percentage of shares beneficially owned as of December 1, 2019
UBS Select Prime Preferred Fund	UBS Financial Services Inc FBO ICC Industries B.C.	12.16%

	Hare & Co #2	6.37
UBS Select Government Preferred Fund	State of Iowa—State Treasurer	16.95

	Amgen Inc	9.49

	The Boeing Company	6.89

	Intel Corporation	6.72

	Fixed Income Clearing Corporation Government Securities Division	6.41

Fund	Name and address[1]	Percentage of shares beneficially owned as of December 1, 2019
UBS Select Treasury Preferred Fund	State Street Bank and Trust Company FBO AQR Capital Management LLC	6.20%

	Chicago Mercantile Exchange	5.75

	UBS Financial Services Inc FBO City & County of Honolulu Division of Treasury	5.51
UBS Prime Preferred Fund	UBS Financial Services Inc FBO Michael & Alexis Rowell As Trustees of the Rowell Revocable Living Trust	17.55

	UBS Financial Services Inc FBO James E. Drasdo and Wendy W. Drasdo As Trustees of the Drasdo Family Trust	8.64

	UBS Financial Services Inc FBO Michael Rowell and Alexis Rowell As Trustees of the Rowell Revocable Living Trust	8.46

	UBS Financial Services Inc FBO Rowell Revocable Living Trust	7.05

	UBS Financial Services Inc FBO Michael Galinski	6.75

	UBS Financial Services Inc FBO Zainali Jaffer	6.50

	UBS Financial Services Inc FBO Shelley D. Schorsch	5.20
UBS Tax-Free Preferred Fund	UBS Financial Services Inc FBO Douglas Leone and Patricia Perkins Leone As Trustees of The Leone-Perkins Family Trust	37.49

	UBS Financial Services Inc FBO James E. Drasdo and Wendy W. Drasdo As Trustees of the Drasdo Family Trust	24.28

	UBS Financial Services Inc FBO Gregory R. Page Family Limited Partnership	5.51
	UBS Financial Services Inc FBO Super Duper, LLC	5.23
[1]	The shareholder listed may be contacted c/o UBS Asset Management (US) Inc., Compliance Department, 1285 Avenue of the Americas, New York, NY 10019-6028.

Investment advisory, administration and principal

underwriting arrangements

Investment advisory and administration arrangements—master level.    UBS AM acts as investment advisor and administrator for the master funds in which the funds invest their assets. Pursuant to an investment management contract with respect to each master fund (the “Management Contract”), each fund is allocated an annual fee from the corresponding master fund, computed daily and paid monthly, at an annual rate of 0.100% of the fund’s average daily net assets up to and including $30 billion; 0.0975% of the fund’s average daily net assets above $30 billion up to and including $40 billion; 0.0950% of the fund’s average daily net assets above $40 billion up to and including $50 billion; 0.0925% of the fund’s average daily net assets above $50 billion up to and including $60 billion; and 0.0900% of the fund’s average daily net assets above $60 billion.

Under the terms of the Management Contract, UBS AM bears all expenses incurred in a fund’s operation other than the fee payable under the Management Contract, fees and expenses (including counsel fees) of the Independent Trustees, interest (except interest on borrowings), taxes, the cost (including brokerage commissions and other transaction costs, if any) of securities purchased or sold by a fund and any losses incurred in connection therewith and extraordinary expenses (such as costs of litigation to which the Trust or a fund is a party and of indemnifying officers and trustees of the trust).

Expenses borne by UBS AM under the Management Contract include the following (or a fund’s share of the following): (1) organizational expenses (if these expenses are amortized over a period of more than one year, UBS AM will bear in any one year only that portion of the organizational expenses that would have been borne by the fund in that year), (2) filing fees and expenses relating to the registration and qualification of the shares of the fund under federal and state securities laws and maintaining such registration and qualifications, (3) fees and salaries payable to the trustees (other than the Independent Trustees) and officers, (4) all expenses incurred in connection with the services of the trustees (other than the Independent Trustees), including travel expenses, (5) costs of any liability, uncollectable items of deposit and other insurance or fidelity bonds, (6) ordinary legal, accounting and auditing expenses, excluding legal fees of special counsel for the Independent Trustees and, as noted above, excluding extraordinary expenses, such as litigation or indemnification expenses, (7) charges of custodians, transfer agents and other agents, (8) costs of preparing share certificates (if any), (9) expenses of setting in type and printing prospectuses and supplements thereto, reports and statements to shareholders and proxy materials for existing shareholders, (10) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations, (11) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof, (12) the cost of investment company literature and other publications provided to the trustees and officers, (13) costs of mailing, stationery and communications equipment, (14) expenses incident to any dividend, withdrawal or redemption options, (15) charges and expenses of any outside pricing service used to value portfolio securities, and (16) interest on borrowings.

Although UBS AM is not obligated to pay the ordinary fees and expenses of the Independent Trustees, the Management Contract requires that UBS AM reduce its advisory and administrative fees by an amount equal to those fees and expenses.

The Management Contract is terminable (1) by a corresponding master fund by vote of the Master Trust’s board or by the holders of a majority of the outstanding voting securities of that master fund at any time without penalty, on 60 days’ written notice to UBS AM, and (2) by UBS AM at any time, without the payment of any penalty, on 60 days’ written notice to the Trust.

During each of the fiscal years indicated, the funds were allocated the following fees under the Management Contract, after giving effect to the following amounts in fee waivers and/or other credits.

	Fiscal years ended April 30,
	2019	2018	2017

UBS Select Prime Institutional Fund
Net fee amount actually paid after waivers or credits	$7,804,683	$3,321,532	$2,404,427
Fee amount waived	—	886,468	492,740

UBS Select Treasury Institutional Fund
Net fee amount actually paid after waivers or credits	5,239,860	5,177,838	4,311,389
Fee amount waived	—	—	—

UBS Tax-Free Reserves Fund
Net fee amount actually paid after waivers or credits	1,793,463	1,592,962	915,507
Fee amount waived	—	—	—

UBS Select Prime Preferred Fund
Net fee amount actually paid after waivers or credits	2,597,800	1,005,147	3,219,879
Fee amount waived	—	284,048	137,782

UBS Select Treasury Preferred Fund
Net fee amount actually paid after waivers or credits	7,835,092	8,893,087	7,257,872
Fee amount waived	—	—	—

UBS Tax-Free Preferred Fund
Net fee amount actually paid after waivers or credits	655,416	1,036,602	401,310
Fee amount waived	—	—	—

UBS Select Prime Investor Fund
Net fee amount actually paid after waivers or credits	1,759,090	345,702	226,559
Fee amount waived	—	87,297	57,738

UBS Select Treasury Investor Fund
Net fee amount actually paid after waivers or credits	766,522	308,462	216,526
Fee amount waived	—	—	—

UBS Tax-Free Investor Fund
Net fee amount actually paid after waivers or credits	196,055	68,454	31,291
Fee amount waived	—	—	—

UBS Prime Reserves Fund
Net fee amount actually paid after waivers or credits	2,177,530	1,143,536	561,971
Fee amount waived	—	—	—

UBS Prime Preferred Fund
Net fee amount actually paid after waivers or credits	504,922	482,821	386,526
Fee amount waived	—	—	—

UBS Prime Investor Fund
Net fee amount actually paid after waivers or credits	883,561	207,276	24,503
Fee amount waived	—	—	—

UBS Select Government Institutional Fund
Net fee amount actually paid after waivers or credits	1,699,794	1,373,570	490,197
Fee amount waived	—	—	106,790

	Fiscal years ended April 30,
	2019	2018	2017

UBS Select Government Preferred Fund
Net fee amount actually paid after waivers or credits	$3,879,576	$3,842,740	$2,421,245
Fee amount waived	—	—	567,811

UBS Select Government Investor Fund
Net fee amount actually paid after waivers or credits	321,816	94,354	26,564
Fee amount waived	—	—	6,820

UBS Select ESG Prime Institutional Fund*
Net fee amount actually paid after waivers or credits	N/A	N/A	N/A
Fee amount waived	N/A	N/A	N/A

UBS Select ESG Prime Preferred Fund*
Net fee amount actually paid after waivers or credits	N/A	N/A	N/A
Fee amount waived	N/A	N/A	N/A

UBS Select ESG Prime Investor Fund*
Net fee amount actually paid after waivers or credits	N/A	N/A	N/A
Fee amount waived	N/A	N/A	N/A
*	The fund had not commenced operations as of April 30, 2019. As a result, no fees were paid by the fund for the fiscal years ended April 30, 2017, 2018 or 2019.

Administration arrangements—feeder level

UBS Select Prime Institutional Fund, UBS Select Treasury Institutional Fund, UBS Tax-Free Reserves Fund, UBS Select Prime Preferred Fund, UBS Select Treasury Preferred Fund, UBS Tax-Free Preferred Fund, UBS Prime Reserves Fund, UBS Prime Preferred Fund, UBS Select Government Institutional Fund, UBS Select Government Preferred Fund, UBS Select ESG Prime Institutional Fund and UBS Select ESG Prime Preferred Fund. UBS AM acts as administrator of the funds pursuant to an administration contract with respect to each fund (each an “Administration Contract”). Under the Administration Contract, each fund pays UBS AM an annual fee, computed daily and paid monthly, at an annual rate of 0.08% of its average daily net assets.

Expenses borne by UBS AM under an Administration Contract for the funds listed above include the following (or a fund’s share of the following): (1) organizational expenses (if these expenses are amortized over a period of more than one year, UBS AM will bear in any one year only that portion of the organizational expenses that would have been borne by the fund in that year), (2) filing fees and expenses relating to the registration and qualification of the shares of the fund under federal and state securities laws and maintaining such registration and qualifications, (3) fees and salaries payable to the trustees (other than the Independent Trustees) and officers, (4) all expenses incurred in connection with the services of trustees (other than the Independent Trustees), including travel expenses, (5) costs of any liability, uncollectible items of deposit and other insurance and fidelity bonds, (6) legal, accounting and auditing expenses, excluding legal fees of special counsel for the Independent Trustees and excluding extraordinary expenses, such as litigation or indemnification expenses, (7) charges of custodians, transfer agents and other agents, (8) costs of preparing share certificates, if any, (9) expenses of setting in type and printing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders, (10) costs of mailing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders, (11) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations, (12) the cost of mailing and tabulating proxies and costs of meetings of shareholders, the Board and any committees thereof, (13) the cost of investment company literature and other publications provided to the trustees and officers, (14) costs of mailing, stationery and communications equipment, (15) expenses incident to any dividend, withdrawal or redemption options, and (16) interest on borrowings.

Although UBS AM is not obligated to pay the ordinary fees and expenses of the Independent Trustees, the Administration Contract requires that UBS AM reduce its advisory and administrative fees by an amount equal to those fees and expenses.

UBS AM has entered into a Sub-Administration Agreement with State Street to provide accounting, portfolio valuation and certain sub-administrative services for the funds. UBS AM pays State Street for the services it provides under the Sub-Administration Agreement.

During each of the fiscal years indicated, the funds listed above paid to UBS AM the following fees under the Administration Contract, after giving effect to the following amounts in fee waivers and/or other credits.

	Fiscal years ended April 30,
	2019	2018	2017

UBS Select Prime Institutional Fund
Net fee amount actually paid after waivers, reimbursements or credits	$5,000,453	$1,642,362	$1,877,764
Fee amount waived/expenses reimbursed	1,191,118	1,682,310	399,864
Other credits (Independent Trustee fees and expenses)[1]	45,654	39,983	41,527

UBS Select Treasury Institutional Fund
Net fee amount actually paid after waivers, reimbursements or credits	4,151,445	4,091,027	3,392,401
Fee amount waived/expenses reimbursed	—	—	—
Other credits (Independent Trustee fees and expenses)[1]	36,368	49,048	55,915

UBS Tax-Free Reserves Fund
Net fee amount actually paid after waivers, reimbursements or credits	1,413,080	1,248,323	704,481
Fee amount waived/expenses reimbursed	—	—	720
Other credits (Independent Trustee fees and expenses)[1]	20,757	25,337	27,008

UBS Select Prime Preferred Fund
Net fee amount actually paid after waivers, reimbursements or credits	598,771	—	1,195,132
Fee amount waived/expenses reimbursed	1,453,223	1,030,445	1,452,697
Other credits (Independent Trustee fees and expenses)[1]	23,891	22,934	37,674

UBS Select Treasury Preferred Fund
Net fee amount actually paid after waivers, reimbursements or credits	3,083,788	3,484,642	2,822,642
Fee amount waived/expenses reimbursed	3,131,208	3,555,523	2,902,598
Other credits (Independent Trustee fees and expenses)[1]	47,409	70,883	79,854

UBS Tax-Free Preferred Fund
Net fee amount actually paid after waivers, reimbursements or credits	245,904	392,394	136,998
Fee amount waived/expenses reimbursed	262,011	414,470	160,512
Other credits (Independent Trustee fees and expenses)[1]	16,099	22,077	23,464

	Fiscal years ended April 30,
	2019	2018	2017

UBS Prime Preferred Fund
Net fee amount actually paid after waivers, reimbursements or credits	$186,236	$173,560	$131,317
Fee amount waived/expenses reimbursed	201,763	193,014	154,564
Other credits (Independent Trustee fees and expenses)[1]	15,526	19,459	23,246

UBS Prime Reserves Fund
Net fee amount actually paid after waivers, reimbursements or credits	1,717,936	891,281	425,139
Fee amount waived/expenses reimbursed	—	—	—
Other credits (Independent Trustee fees and expenses)[1]	22,304	22,959	24,282

UBS Select Government Institutional Fund
Net fee amount actually paid after waivers, reimbursements or credits	1,338,171	1,073,945	282,258
Fee amount waived/expenses reimbursed	—	—	177,647
Other credits (Independent Trustee fees and expenses)[1]	20,342	24,326	17,254

UBS Select Government Preferred Fund
Net fee amount actually paid after waivers, reimbursements or credits	1,521,578	1,497,170	219,980
Fee amount waived/expenses reimbursed	1,550,394	1,536,377	2,129,275
Other credits (Independent Trustee fees and expenses)[1]	28,836	38,511	40,282

UBS Select ESG Prime Institutional Fund*
Net fee amount actually paid after waivers, reimbursements or credits	N/A	N/A	N/A
Fee amount waived/expenses reimbursed	N/A	N/A	N/A
Other credits (Independent Trustee fees and expenses)[1]	N/A	N/A	N/A

UBS Select ESG Prime Preferred Fund*
Net fee amount actually paid after waivers, reimbursements or credits	N/A	N/A	N/A
Fee amount waived/expenses reimbursed	N/A	N/A	N/A
Other credits (Independent Trustee fees and expenses)[1]	N/A	N/A	N/A
[1]	UBS AM is contractually obligated to reduce its administration fee by an amount equal to the ordinary fees and expenses payable to the Independent Trustees by the fund.
*	The fund had not commenced operations as of April 30, 2019. As a result, no fees were paid by the fund for the fiscal years ended April 30, 2017, 2018 or 2019.

Effective May 30, 2018, each fund (except UBS Select ESG Prime Institutional Fund and UBS Select ESG Prime Preferred Fund) has entered into a Service Agreement with State Street to provide certain regulatory support services to the fund, including: (i) website posting of required information for money market funds and Form N-MFP and Form N-CR filing services; and (ii) Form N-CEN preparation and filing services. UBS AM pays State Street for the services it provides under the Service Agreement. UBS Select ESG Prime Institutional Fund and UBS Select ESG Prime Preferred Fund are expected to join the Service Agreement with State Street prior to commencement of operations.

UBS Select Prime Investor Fund, UBS Select Treasury Investor Fund, UBS Tax-Free Investor Fund, UBS Prime Investor Fund, UBS Select Government Investor Fund and UBS Select ESG Prime Investor Fund. UBS AM acts as administrator of the funds pursuant to an administration contract with respect to the funds (“Investor Administration Contract”). Under the Investor Administration Contract, each fund pays UBS AM an annual fee, computed daily and paid monthly, at an annual rate of 0.10% of its average daily net assets.

Expenses borne by each fund listed above will include but not be limited to the following (or each fund’s proportionate share of the following): (1) fees payable to and expenses incurred on behalf of the fund by UBS AM, (2) expenses of organizing the Trust and the fund, (3) filing fees and expenses relating to the registration and qualification of the fund under federal and state securities laws and maintaining such registration and qualifications, (4) fees and salaries payable to the Trustees and officers who are not interested persons by reason of affiliation with UBS AM or any of UBS AM’s affiliates, (5) all expenses incurred in connection with the services of Trustees, including travel expenses, (6) taxes (including any income or franchise taxes) and governmental fees, (7) costs of any liability, uncollectible items of deposit and other insurance and fidelity bonds, (8) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against a fund for violation of any law, (9) legal, accounting and auditing expenses, including legal fees of special counsel for those Trustees who are not interested persons by reason of affiliation with UBS AM or any of UBS AM’s affiliates, (10) charges of custodians, transfer agents and other agents (including any lending agent), (11) costs of preparing share certificates, (12) expenses of setting in type and printing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders, (13) costs of mailing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials to existing shareholders, (14) any extraordinary expenses (such as costs of litigation to which the Trust or a fund is a party and of indemnifying officers and Trustees of the Trust), which will be borne by the Trust or a fund, as applicable, (15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations, (16) the cost of mailing and tabulating proxies and costs of meetings of shareholders, the Board and any committees thereof, (17) the cost of investment company literature and other publications provided to the trustees and officers, (18) costs of mailing, stationery and communications equipment, (19) expenses incident to any dividend, withdrawal or redemption options, and (20) interest on borrowings of the Fund. UBS AM will assume the cost of any compensation for services provided to the Trust received by officers of the Trust and by those Trustees who are interested persons by reason of affiliation with UBS AM.

UBS AM has entered into a Sub-Administration Contract with State Street to provide accounting, portfolio valuation and certain administrative services for the funds. UBS AM pays State Street for the services it provides under the Sub-Administration Contract.

During the fiscal years indicated, UBS Select Prime Investor Fund, UBS Select Treasury Investor Fund, UBS Tax-Free Investor Fund, UBS Prime Investor Fund, UBS Select Government Investor Fund and UBS Select ESG Prime Investor Fund paid to UBS AM the following fees under the Investor Administration Contract, after giving effect to the following amounts in fee waivers and/or expense reimbursements.

	Fiscal years ended April 30,
	2019	2018	2017

UBS Select Prime Investor Fund
Net fee amount actually paid after waivers, reimbursements or credits	$469,098	$—	$—
Fee amount waived	1,287,529	432,647	284,025
Expense reimbursements	—	29,080	47,818

	Fiscal years ended April 30,
	2019	2018	2017

UBS Select Treasury Investor Fund
Net fee amount actually paid after waivers, reimbursements or credits	$139,115	$—	$—
Fee amount waived	626,529	308,222	216,469
Expense reimbursements	—	90,131	114,835

UBS Tax-Free Investor Fund
Net fee amount actually paid after waivers, reimbursements or credits	—	—	—
Fee amount waived	195,852	68,388	31,288
Expense reimbursements	57,840	137,330	158,663

UBS Prime Investor Fund
Net fee amount actually paid after waivers, reimbursements or credits	196,773	—	—
Fee amount waived	685,604	207,129	24,479
Expense reimbursements	—	85,434	160,643

UBS Select Government Investor Fund
Net fee amount actually paid after waivers, reimbursements or credits	—	—	—
Fee amount waived	321,438	94,286	33,364
Expense reimbursements	50,491	146,336	137,894

UBS Select ESG Prime Investor Fund*
Net fee amount actually paid after waivers, reimbursements or credits	N/A	N/A	N/A
Fee amount waived	N/A	N/A	N/A
Expense reimbursements	N/A	N/A	N/A
*	The fund had not commenced operations as of April 30, 2019. As a result, no fees were paid by the fund for the fiscal years ended April 30, 2017, 2018 or 2019.

Effective May 30, 2018, each fund (except UBS Select ESG Prime Investor Fund) has entered into a Service Agreement with State Street to provide certain regulatory support services to the fund, including: (i) website posting of required information for money market funds and Form N-MFP and Form N-CR filing services; and (ii) Form N-CEN preparation and filing services. Each fund pays State Street a fee at an agreed-upon rate for the services it provides under the Service Agreement. Under the Service Agreement for the fiscal year ended April 30, 2019, the funds paid fees in the amount of $59,938. UBS Select ESG Prime Investor Fund is expected to join the Service Agreement with State Street prior to commencement of operations.

Proxy voting policies.    The Trust board believes that the voting of proxies on securities held by a fund is an important element of the overall investment process. As such, the board has delegated the responsibility to vote such proxies to UBS AM. Following is a summary of UBS AM’s proxy voting policy.

You may obtain information about a fund’s proxy voting decisions, without charge, online on the funds’ website (http://www.ubs.com/ubsglobalam-proxy under the “UBS Funds” category on this Web page) or on the EDGAR database on the SEC’s website (http://www.sec.gov) for the most recent 12-month period ending June 30th for which an SEC filing has been made.

UBS AM’s proxy voting policy is based on its belief that voting rights have economic value and should be treated accordingly. Generally, UBS AM expects the boards of directors of companies issuing securities held by its clients to act in the service of the shareholders, view themselves as stewards of the company, exercise good judgment and practice diligent oversight of the management of the company. While there is no absolute set of standards that determine appropriate corporate governance under all circumstances, and no set of values that will guarantee ethical behavior, there are certain principles, which UBS AM considers are appropriate to protect the economic value of its clients’ investments. UBS AM may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS AM’s proxy voting policy.

When UBS AM’s view of a company’s management is favorable, UBS AM generally supports current management initiatives. When UBS AM’s view is that changes to the management structure would probably increase shareholder value, UBS AM may not support existing management proposals. If management’s performance has been questionable, UBS AM may abstain or vote against specific proxy proposals. In general, UBS AM generally exercises voting rights in accordance with the following principles: (1) with respect to board structure, (a) an effective chair is key; (b) the roles of chair and chief executive officer should be separated, (c) board members should have appropriate and diverse experience and be capable of providing good judgment and diligent oversight of management, and (d) the board should include executive and non-executive members; and (2) with respect to board responsibilities, (a) the whole board should be fully involved in endorsing strategy and in all major strategic decisions, (b) the non-executive directors should provide a challenging but positive environment for the executive directors and (c) the board should ensure that at all times (i) appropriate management succession plans are in place; (ii) the interests of executives and shareholders are aligned and the financial audit is independent and accurate; (iii) the brand and reputation of the company is protected and enhanced; (iv) a constructive dialogue with shareholders is encouraged; and (v) it receives all the information necessary to hold management accountable. UBS AM exercises its voting rights in accordance with overarching rationales outlined by its proxy voting policies and procedures that are based on the principles described above.

UBS AM has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates’ client relationships, marketing efforts or banking, investment banking and broker/dealer activities. To address such conflicts, UBS AM has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing its proxy votes. Whenever UBS AM becomes aware of a conflict with respect to a particular proxy, a vote normally will be cast in line with UBS AM’s proxy voting policy. If it is identified that this action would not be in the best interests of UBS AM’s clients, and under certain circumstances, the relevant internal UBS AM committee may be required to review and resolve the manner in which such proxy is voted.

Principal underwriting arrangements.    UBS AM (US), 1285 Avenue of the Americas, New York, New York 10019-6028 and One North Wacker Drive, Chicago, IL 60606, acts as the principal underwriter for each feeder fund pursuant to principal underwriting contracts with the Trust covering those funds (each a “Principal Underwriting Contract”). Each Principal Underwriting Contract requires UBS AM (US) to use its best efforts, consistent with its other business, to sell shares of the applicable funds. UBS AM (US) enters into selling agreements and dealer agreements with other broker-dealers (affiliated and unaffiliated) and with other institutions to authorize them to sell fund shares.

UBS Select Prime Investor Fund, UBS Select Treasury Investor Fund, UBS Tax-Free Investor Fund, UBS Prime Investor Fund, UBS Select Government Investor Fund and UBS Select ESG Prime Investor Fund.

Payments by each of UBS Select Prime Investor Fund, UBS Select Treasury Investor Fund, UBS Tax-Free Investor Fund, UBS Prime Investor Fund, UBS Select Government Investor Fund and UBS Select ESG Prime Investor Fund to compensate UBS AM (US) for certain expenses incurred in connection with distribution and service activities are authorized under the Principal Underwriting Contract and made in accordance with a related plan of distribution and shareholder servicing (“Distribution Plan”). The Distribution Plan has been adopted by the Trust with respect to those applicable funds in the manner prescribed by Rule 12b-1 under the Investment Company Act.

Under the Distribution Plan pertaining to UBS Select Prime Investor Fund, UBS Select Treasury Investor Fund, UBS Tax-Free Investor Fund, UBS Prime Investor Fund, UBS Select Government Investor Fund and UBS Select ESG Prime

Investor Fund adopted in the manner prescribed by Rule 12b-1 under the Investment Company Act, the funds pay UBS AM (US) a distribution fee, accrued daily and payable monthly, at the annual rate of 0.25% of the average daily net assets of each fund. UBS AM (US) may reallow any or all of the fees to such dealers and other financial intermediaries as UBS AM (US) may from time to time determine consistent with the terms of the Distribution Plan.

UBS AM (US) uses the fees under the Distribution Plan primarily to finance activities principally intended to result in the sale and distribution of shares, including but not limited to: (a) providing incentives to dealers and other entities to sell shares; (b) advertising and marketing shares; and (c) implementing and operating the Plan, currently at the annual rate of 0.25% of the aggregate investment amounts maintained in each fund by each dealer or other financial intermediary (unless waived). Each dealer and other financial intermediary then offsets its own expenses in servicing and maintaining shareholder accounts, including related overhead expenses.

The Distribution Plan and the Principal Underwriting Contract specify that UBS Select Prime Investor Fund, UBS Select Treasury Investor Fund, UBS Tax-Free Investor Fund, UBS Prime Investor Fund, UBS Select Government Investor Fund and UBS Select ESG Prime Investor Fund will pay UBS AM (US) for distribution related activities, not as reimbursement for specific expenses incurred. Therefore, even if the distribution related expenses of UBS AM (US) exceed the fees it receives, the fund will not be obligated to pay more than those fees. On the other hand, if the distribution related expenses of UBS AM (US) are less than such fees, it will retain its full fees and realize a profit. Expenses in excess of fees received or accrued through the termination date of the Distribution Plan will be the sole responsibility of UBS AM (US) and not that of the fund. Annually, the board reviews the Distribution Plan and the corresponding expenses of UBS AM (US) for each of UBS Select Prime Investor Fund, UBS Select Treasury Investor Fund, UBS Tax-Free Investor Fund, UBS Prime Investor Fund, UBS Select Government Investor Fund and UBS Select ESG Prime Investor Fund separately.

Among other things, the Distribution Plan provides that (1) UBS AM (US) will submit to the board at least quarterly, and the trustees will review, reports regarding all amounts expended under the Distribution Plan and the purposes for which such expenditures were made, (2) the Distribution Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the board, including those trustees who are not “interested persons” of a fund and who have no direct or indirect financial interest in the operation of the Distribution Plan or any agreement related to the Distribution Plan, acting in person at a meeting called for that purpose, (3) payments by a fund under the Distribution Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the fund and (4) while the Distribution Plan remains in effect, the selection and nomination of trustees who are not “interested persons” of a fund shall be committed to the discretion of the trustees who are not “interested persons” of a fund.

In reporting amounts expended under the Distribution Plan to the board, UBS AM (US) allocates among each fund subject to such arrangement the expenses attributable to the sale of such fund. The fees paid by one fund will not be used to subsidize the sale of another fund’s shares.

For the fiscal year ended April 30, 2019, UBS Select Prime Investor Fund, UBS Select Treasury Investor Fund, UBS Tax-Free Investor Fund, UBS Prime Investor Fund, UBS Select Government Investor Fund and UBS Select ESG Prime Investor Fund actually paid distribution fees to UBS AM (US) (after waivers) as follows:

UBS Select Prime Investor Fund	$4,391,519
UBS Select Treasury Investor Fund	1,913,942
UBS Tax-Free Investor Fund	489,637
UBS Prime Investor Fund	2,206,193
UBS Select Government Investor Fund	803,597
UBS Select ESG Prime Investor Fund*	N/A
*	The fund had not commenced operations as of April 30, 2019. As a result, no fees were paid to UBS AM (US) for the fiscal year ended April 30, 2019.

UBS AM (US) estimates that it and its affiliates incurred distribution-related expenses with respect to the funds during the fiscal year ended April 30, 2019 as set forth below.

UBS Select Prime Investor Fund
Marketing and advertising		$—
Amortization of commissions		—
Printing of prospectuses and SAIs		—
Branch network costs allocated and interest expense		—
Service fees paid to financial advisors		5,266,751

UBS Select Treasury Investor Fund
Marketing and advertising		$—
Amortization of commissions		—
Printing of prospectuses and SAIs		—
Branch network costs allocated and interest expense		—
Service fees paid to financial advisors		2,295,528

UBS Tax-Free Investor Fund
Marketing and advertising		$—
Amortization of commissions		—
Printing of prospectuses and SAIs		—
Branch network costs allocated and interest expense		—
Service fees paid to financial advisors		587,508

UBS Prime Investor Fund
Marketing and advertising		$—
Amortization of commissions		—
Printing of prospectuses and SAIs		—
Branch network costs allocated and interest expense		—
Service fees paid to financial advisors		2,645,934

UBS Select Government Investor Fund
Marketing and advertising		$—
Amortization of commissions		—
Printing of prospectuses and SAIs		—
Branch network costs allocated and interest expense		—
Service fees paid to financial advisors		963,700

UBS Select ESG Prime Investor Fund*
Marketing and advertising	$	N/A
Amortization of commissions		N/A
Printing of prospectuses and SAIs		N/A
Branch network costs allocated and interest expense		N/A
Service fees paid to financial advisors		N/A
*	The fund had not commenced operations as of April 30, 2019. As a result, no distribution-related expenses were incurred by the fund during the fiscal year ended April 30, 2019.

“Marketing and advertising” includes various internal costs allocated by UBS AM (US) to its efforts at distributing a fund’s shares. These internal costs encompass office rent, salaries and other overhead expenses of various departments and areas of operations of UBS AM (US). “Branch network costs allocated and interest expense” consist of an allocated portion of the expenses of various departments involved in the distribution of the funds’ shares, including the retail branch system of UBS Financial Services Inc., a primary dealer for the funds’ shares during this period, and “Service fees paid to financial advisors” represents compensation paid by the dealers for the funds’ shares to their financial advisors. The distribution-related expenses identified above may not reflect expenses incurred by some affiliates.

In approving the Distribution Plan, the board considered the anticipated benefits to the funds and their shareholders. With regard to the Distribution Plan, the board considered, as relevant (1) the belief of UBS AM (US) that the distribution fees would be attractive to dealers, financial advisors and other entities, resulting in greater growth of the funds than might otherwise be the case, (2) the distribution-related services provided to the funds and their shareholders by UBS AM (US) and financial intermediaries, and (3) the distribution related expenses and costs of UBS AM (US).

With respect to the Distribution Plan, the board considered the compensation that UBS AM (US) would receive under the Distribution Plan and the Principal Underwriting Contracts. The board also considered the benefits that would accrue to UBS AM (US) under the Distribution Plan in that UBS AM (US) or an affiliate would receive distribution, service, management and administration fees that are calculated based upon a percentage of the average net assets of each fund. These fees would increase if the Distribution Plan were successful and the funds attained and maintained significant asset levels.

Shareholder services plan.    UBS Select Prime Investor Fund, UBS Select Treasury Investor Fund, UBS Tax-Free Investor Fund, UBS Prime Investor Fund, UBS Select Government Investor Fund and UBS Select ESG Prime Investor Fund have adopted a shareholder services plan (“Shareholder Services Plan”). The Shareholder Services Plan requires that UBS AM (US) provide to the board at least annually a written report of the amounts expended by UBS AM (US) under service agreements with financial intermediaries and the purposes for which such expenditures were made. Each service agreement requires the financial intermediary to cooperate with UBS AM (US) in providing information to a board with respect to amounts expended and services provided under the service agreement. The Shareholder Services Plan may be terminated at any time, without penalty, by vote of the trustees who are not “interested persons,” and who have no direct or indirect financial interest in the operation of that Shareholder Services Plan (“Disinterested Trustees”). Any amendment to the Shareholder Services Plan must be approved by the board and any material amendment must be approved by the relevant Disinterested Trustees.

Should future legislative, judicial or administrative action prohibit or restrict the activities of banks serving as financial intermediaries in connection with the provision of support services to their customers, UBS Select Prime Investor Fund, UBS Select Treasury Investor Fund, UBS Tax-Free Investor Fund, UBS Prime Investor Fund, UBS Select Government Investor Fund and UBS Select ESG Prime Investor Fund, as applicable, and UBS AM (US) might be required to alter or discontinue their arrangements with financial intermediaries that are banks and change their method of operations with respect to shares of the funds. It is not anticipated, however, that any change in the funds’ method of operations would affect the net asset value per share of any fund or result in a financial loss to any shareholder. Conflict of interest restrictions may apply to a financial institution’s receipt of compensation from a fund or UBS AM (US) resulting from fiduciary funds being invested in shares of the funds. Before investing fiduciary funds in fund shares, financial intermediaries, including investment advisors and other money managers under the jurisdiction of the SEC, the Department of Labor or state securities commissions and banks regulated by the Comptroller of the Currency should consult their legal advisors.

The service agreements require a financial intermediary to comply with laws regarding the disclosure to its customers of the compensation payable to it under the Shareholder Services Plan and any other compensation payable to it in connection with the investment of its customers’ assets in shares of the funds. Shares of UBS Select Prime Investor Fund, UBS Select Treasury Investor Fund, UBS Tax-Free Investor Fund, UBS Prime Investor Fund, UBS Select Government Investor Fund or UBS Select ESG Prime Investor Fund are available for purchase only by those financial intermediaries that have entered into service agreements with UBS AM (US) in connection with their investment. Financial intermediaries providing services to owners of fund shares in certain states may be required to be registered as dealers under the laws of those states.

UBS AM (US) implements the Shareholder Services Plan by entering into a service agreement with each financial intermediary that purchases shares of UBS Select Prime Investor Fund, UBS Select Treasury Investor Fund, UBS Tax-Free Investor Fund, UBS Prime Investor Fund, UBS Select Government Investor Fund or UBS Select ESG Prime Investor Fund on behalf of its customers. A service agreement requires the financial intermediary to provide support services to its customers who are the beneficial owners of fund shares.

Under the Shareholder Services Plan, UBS Select Prime Investor Fund, UBS Select Treasury Investor Fund, UBS Tax-Free Investor Fund, UBS Prime Investor Fund, UBS Select Government Investor Fund and UBS Select ESG Prime Investor Fund each pay UBS AM (US) a monthly fee at the annual rate of 0.10% of the average daily net asset value of the shares held by financial intermediaries on behalf of their customers. Under each service agreement entered into pursuant to the Shareholder Services Plan, UBS AM (US) pays a fee that is identical to the fee provided for under the Shareholder Services Plan to the financial intermediary for providing support services to its customers as specified in the service agreement. These services may include: (i) aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with UBS AM (US); (ii) providing customers with a service that invests the assets of their accounts in fund shares; (iii) processing dividend payments on behalf of customers; (iv) providing information periodically to customers showing their positions in fund shares; (v) arranging for bank wires; (vi) responding to customer inquiries relating to the services performed by the financial intermediary; (vii) providing sub-accounting with respect to fund shares beneficially owned by customers or the information necessary for sub-accounting (under some arrangements only); (viii) forwarding shareholder communications (such as proxies, shareholder reports and dividend, distribution and tax notices) to customers, if required by law; and (ix) such other similar services as UBS AM (US) or a fund may reasonably request from time to time to the extent the financial intermediary is permitted to do so under federal and state statutes, rules and regulations.

For the fiscal year ended April 30, 2019, UBS Select Prime Investor Fund, UBS Select Treasury Investor Fund, UBS Tax-Free Investor Fund, UBS Prime Investor Fund, UBS Select Government Investor Fund and UBS Select ESG Prime Investor Fund paid service fees to UBS AM (US) (after waivers) as follows:

UBS Select Prime Investor Fund	$878,304
UBS Select Treasury Investor Fund	382,788
UBS Tax-Free Investor Fund	97,927
UBS Prime Investor Fund	441,239
UBS Select Government Investor Fund	160,720
UBS Select ESG Prime Investor Fund*	N/A
*	The fund had not commenced operations as of April 30, 2019. As a result, no fees were paid by the fund to UBS AM (US) during the fiscal year ended April 30, 2019.

The following table shows the amounts of service fees that were voluntarily waived by UBS AM (US) during the fiscal year ended April 30, 2019:

UBS Select Prime Investor Fund	$878,304
UBS Select Treasury Investor Fund	382,788
UBS Tax-Free Investor Fund	97,927
UBS Prime Investor Fund	441,239
UBS Select Government Investor Fund	160,720
UBS Select ESG Prime Investor Fund*	N/A
*	The fund had not commenced operations as of April 30, 2019. As a result, no fees were waived by UBS AM (US) for the fund during the fiscal year ended April 30, 2019.

Any service fees received were fully paid by UBS AM (US) to financial intermediaries for providing support services.

All Funds.    UBS AM (US) may make cash and non-cash payments to affiliated and unaffiliated broker-dealers and other financial intermediaries (collectively, “Financial Intermediaries”) that engage in selling efforts on behalf of a fund, subject to the internal policies and procedures of UBS AM (US). The source of such payments may come from Rule 12b-1 fees and/or shareholder servicing fees collected from a fund and/or UBS AM (US)’s own resources (including through transfers from affiliates). Payments made out of its own resources are often referred to as “revenue sharing.” Revenue sharing payments generally are based on the value of fund shares sold as a result of such selling efforts although they could take other forms (such as, without limitation, ticket charges or “trail” fees for servicing shareholder accounts). Revenue sharing payments are negotiated by UBS AM (US) and may also be based on such other factors as the Financial Intermediary’s ability to attract and retain assets, the quality and quantity of the services provided by the Financial Intermediary, the Financial Intermediary’s relationship with UBS AM (US) or the reputation of the Financial Intermediary.

Revenue sharing payments are made by UBS AM (US) out of its own resources (and not out of fund assets). The value of a shareholder’s investment in one of these funds and the return on that investment will be unaffected by these revenue sharing payments, which are in addition to amounts paid by a fund in connection with the distribution and shareholder servicing arrangements discussed above, if any. The source of revenue sharing payments may come from transfers from other UBS entities, such as UBS AM. UBS AM (US) may pay Financial Intermediaries a finder’s fee for a variety of reasons, including (1) where UBS AM (US) is paying shareholder servicing fees or making other payments to a separate Financial Intermediary that makes shares available to others, (2) where the assets in an account reach a certain threshold or (3) where a Financial Intermediary provides marketing support or access to sales platforms or personnel. UBS AM (US) provides Financial Intermediaries with sales literature and advertising materials relating to the registered investment companies advised by UBS AM. UBS AM (US) also shares expenses with Financial Intermediaries for costs incurred in hosting seminars for employees and clients of Financial Intermediaries, subject to UBS AM (US)’s internal policies and procedures governing payments for such seminars. These seminars may take place at UBS AM (US)’s headquarters or other appropriate locations and may include reimbursement of travel expenses (i.e., transportation, lodging and meals) of employees of Financial Intermediaries in connection with training and education seminars. Subject to UBS AM (US)’s internal policies and procedures, UBS AM (US) may provide any or all of the following to employees of Financial Intermediaries and their guest(s): (i) an occasional meal, a sporting event or theater ticket or other comparable entertainment; (ii) gifts of less than $100 per person per year; and/or (iii) UBS AM (US)’s promotional items of nominal value (golf balls, shirts, etc.). In addition, Financial Intermediaries may maintain omnibus accounts and/or have similar arrangements with UBS AM (US) and may be paid by UBS AM (US) for providing sub-transfer agency and other services.

To the extent permitted by applicable law, revenue sharing payments may take other forms or may be paid for other reasons. Investors should note that such payments may be more or less than the compensation on similar or other investments that your Financial Intermediary receives and may thus influence your Financial Intermediary to present or recommend a fund. You should ask your Financial Intermediary about any payment it receives from UBS AM (US) and any services provided.

Securities lending.    Pursuant to an agreement between the funds and State Street, the funds may lend their securities through State Street as securities lending agent to certain qualified borrowers (the “Securities Lending Agreement”). As securities lending agent of the funds, State Street administers the funds’ securities lending program. These services include arranging the securities loans with approved borrowers and collecting fees and rebates due to the funds. State Street also collects and maintains collateral intended to secure the obligations of each borrower and marks to market daily the value of loaned securities. If a borrower defaults on a loan, State Street is authorized to exercise contractual remedies on behalf of the funds and, pursuant to the terms of the Securities Lending Agreement, has agreed to indemnify the funds for certain losses, which exclude losses associated with collateral reinvestment. State Street may also, in its capacity as securities lending agent, invest cash received as collateral in pre-approved investments in accordance with the Securities Lending Agreement. State Street maintains records of loans made and income derived therefrom and makes available such records that the funds deem necessary to monitor the securities lending program.

For the fiscal year ended April 30, 2019, the funds did not earn income or incur costs and expenses as a result of their securities lending activities.

Portfolio transactions

The funds purchase portfolio securities from dealers and underwriters as well as from issuers. Securities are usually traded on a net basis with dealers acting as principal for their own accounts without a stated commission. Prices paid to dealers in principal transactions generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. When securities are purchased directly from an issuer, no commissions or discounts are paid. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter.

For purchases or sales with broker-dealer firms that act as principal, UBS AM seeks best execution. Although UBS AM may receive certain research or execution services in connection with these transactions, it will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. UBS AM may engage in agency transactions in over-the-counter securities in return for research and execution services. These transactions are entered into only pursuant to procedures that are designed to ensure that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services.

Research services and information received from brokers or dealers are supplemental to UBS AM’s own research efforts and, when utilized, are subject to internal analysis before being incorporated into their investment processes. Information and research services furnished by brokers or dealers through which or with which the funds effect securities transactions may be used by UBS AM in advising other funds or accounts and, conversely, research services furnished to UBS AM by brokers or dealers in connection with other funds or accounts may be used in advising the funds.

During the fiscal years ended April 30, 2019, 2018 and 2017, the funds did not pay brokerage commissions. Therefore, the funds did not allocate any brokerage transactions for research, analysis, advice and similar services.

Investment decisions for the funds and for other investment accounts managed by UBS AM are made independently of one another in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for the funds and one or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between the funds and such other account(s) as to amount in a manner deemed equitable to the funds and such account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the funds are concerned, or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the funds.

As of April 30, 2019 the corresponding master funds for UBS Select Prime Institutional Fund, UBS Select Government Institutional Fund, UBS Select Treasury Institutional Fund, UBS Select Prime Preferred Fund, UBS Select Government Preferred Fund, UBS Select Treasury Preferred Fund, UBS Select Prime Investor Fund, UBS Select Government Investor Fund, UBS Select Treasury Investor Fund, UBS Prime Reserves Fund, UBS Prime Preferred Fund and UBS Prime Investor Fund owned securities issued by their regular broker-dealers or entities that may be deemed affiliates of those regular broker-dealers (as defined in Rule 10b-1 under the Investment Company Act) as follows:

Prime Master Fund

(corresponding master fund for UBS Select Prime Institutional Fund, UBS Select Prime Preferred Fund and UBS Select Prime Investor Fund)

Issuer	Type of security	Value

Barclays Bank PLC	Repurchase agreement	$1,100,000,000

Barclays Bank PLC	Commercial paper	72,013,067

Toronto Dominion Bank	Commercial paper	79,962,355

Toronto Dominion Bank	Commercial paper	55,040,154

Toronto Dominion Bank	Certificate of deposit	60,033,217

Merrill Lynch Pierce Fenner & Smith, Inc.	Repurchase agreement	200,000,000

BNP Paribas SA	Certificate of deposit	120,018,272

BNP Paribas SA	Commercial paper	118,653,986

BNP Paribas SA	Repurchase agreement	130,000,000

JPMorgan Chase & Co.	Repurchase agreement	250,000,000

JPMorgan Chase & Co.	Commercial paper	69,657,338

Government Master Fund

(corresponding master fund for UBS Select Government Institutional Fund, UBS Select Government Preferred Fund and UBS Select Government Investor Fund)

Issuer	Type of security	Value

Barclays Bank PLC	Repurchase agreement	$100,000,000

Barclays Bank PLC	Repurchase agreement	100,000,000

Barclays Bank PLC	Repurchase agreement	100,000,000

Barclays Bank PLC	Repurchase agreement	1,300,000,000

BNP Paribas	Repurchase agreement	100,000,000

Merrill Lynch Pierce Fenner & Smith, Inc.	Repurchase agreement	150,000,000

Toronto Dominion Bank	Repurchase agreement	200,000,000

Mitsubishi UFJ Securities Co., Ltd.	Repurchase agreement	500,000,000

JP Morgan Chase & Co.	Repurchase agreement	50,000,000

JP Morgan Chase & Co.	Repurchase agreement	100,000,000

Treasury Master Fund

(corresponding master fund for UBS Select Treasury Institutional Fund, UBS Select Treasury Preferred Fund and UBS Select Treasury Investor Fund)

Issuer	Type of security	Value

Barclays Bank PLC	Repurchase agreement	$200,000,000

Barclays Bank PLC	Repurchase agreement	100,000,000

Barclays Bank PLC	Repurchase agreement	300,000,000

Barclays Bank PLC	Repurchase agreement	300,000,000

Barclays Bank PLC	Repurchase agreement	400,000,000

Barclays Bank PLC	Repurchase agreement	150,000,000

BNP Paribas	Repurchase agreement	900,000,000

Merrill Lynch Pierce Fenner & Smith, Inc.	Repurchase agreement	450,000,000

Goldman Sachs & Co.	Repurchase agreement	300,000,000

Mitsubishi UFJ Securities Co., Ltd.	Repurchase agreement	300,000,000

Mitsubishi UFJ Securities Co., Ltd.	Repurchase agreement	500,000,000

Mitsubishi UFJ Securities Co., Ltd.	Repurchase agreement	300,000,000

Mitsubishi UFJ Securities Co., Ltd.	Repurchase agreement	500,000,000

Mitsubishi UFJ Securities Co., Ltd.	Repurchase agreement	600,000,000

JP Morgan Chase & Co.	Repurchase agreement	100,000,000

Mizuho Securities	Repurchase agreement	500,000,000

Prime CNAV Master Fund

(corresponding master fund for UBS Prime Reserves Fund, UBS Prime Preferred Fund and UBS Prime Investor Fund)

Issuer	Type of security	Value

Goldman Sachs & Co.	Repurchase agreement	$31,700,000

Toronto Dominion Bank	Commercial paper	74,969,250

BNP Paribas	Certificate of deposit	36,000,000

BNP Paribas	Repurchase agreement	15,000,000

BNP Paribas	Commercial paper	34,611,733

JP Morgan Chase & Co.	Commercial paper	18,896,999

Barclays Bank PLC	Repurchase agreement	450,000,000

Barclays Bank PLC	Commercial paper	18,000,000

Merrill Lynch Pierce Fenner & Smith, Inc.	Repurchase agreement	15,000,000

Mitsubishi UFJ Securities Co., Ltd.	Commercial paper	24,879,111

Mitsubishi UFJ Securities Co., Ltd.	Certificate of deposit	32,000,000

As of April 30, 2019, Tax-Free Master Fund (corresponding master fund for UBS Tax-Free Reserves Fund, UBS Tax-Free Preferred Fund and UBS Tax-Free Investor Fund) did not own securities issued by its regular broker-dealers or entities that may be deemed affiliates of those regular broker-dealers (as defined in Rule 10b-1 under the Investment Company Act).

As of April 30, 2019, ESG Prime Master Fund (corresponding master fund for UBS Select ESG Prime Institutional Fund, UBS Select ESG Prime Preferred Fund and UBS Select ESG Prime Investor Fund) had not yet commenced operations, and thus did not own securities issued by its regular broker-dealers or entities that may be deemed affiliates of those regular broker-dealers (as defined in Rule 10b-1 under the Investment Company Act).

Additional information regarding redemptions

Additional redemption information.    The redemption price may be more or less than the shareholder’s cost, depending on the market value of each fund’s portfolio at the time, although the funds (except for UBS Select Prime Institutional Fund, UBS Select ESG Prime Institutional Fund, UBS Select Prime Preferred Fund, UBS Select ESG Prime Preferred Fund, UBS Select Prime investor Fund and UBS Select ESG Prime Investor Fund) attempt to maintain a constant net asset value of $1.00 per share. Each of UBS Select Prime Institutional Fund, UBS Select ESG Prime Institutional Fund, UBS Select Prime Preferred Fund, UBS Select ESG Prime Preferred Fund, UBS Select Prime Investor Fund and UBS Select ESG Prime Investor Fund calculates its net asset value to four decimals (e.g., $1.0000) using market-based pricing, and its share price will fluctuate.

On occasion, it is possible that the end of day accounting net asset value per share of the floating net asset value funds, UBS Select Prime Institutional, UBS Select ESG Prime Institutional Fund, UBS Select Prime Preferred Fund, UBS Select ESG Prime Preferred Fund, UBS Select Prime Investor Fund and UBS Select ESG Prime Investor Fund, as reported in a shareholder report, for example, may differ from the transactional net asset value per share (used for purposes of processing purchases and redemptions); while this is not expected to occur with great frequency, it may happen should certain factors align on a given business day. The final end-of-day net asset value per share for accounting and financial statement reporting purposes is designed to reflect all end-of-day accounting activities, which may include, but are not limited to, income and expense accruals, dividend and distribution reinvestments as well as final share activity; such items are factored into the fund after the last transactional net asset value per share is calculated on a given day (normally, the last transactional net asset value per share is calculated as of 3:00 pm, Eastern time).

If conditions exist that make cash payments undesirable, each fund reserves the right to honor any request for redemption by making payment in whole or in part in securities chosen by the fund and valued in the same way as they would be valued for purposes of computing the fund’s net asset value. If payment is made in securities, the shareholder may incur expenses in converting these securities into cash.

Valuation of shares

Each feeder fund (except UBS Select Prime Institutional Fund, UBS Select ESG Prime Institutional Fund, UBS Select Prime Preferred Fund, UBS Select ESG Prime Preferred Fund, UBS Select Prime Investor Fund and UBS Select ESG Prime Investor Fund) uses its best efforts to maintain its net asset value at $1.00 per share using amortized cost-based pricing. Each of UBS Select Prime Institutional Fund, UBS Select ESG Prime Institutional Fund, UBS Select Prime Preferred Fund, UBS Select ESG Prime Preferred Fund, UBS Select Prime Investor Fund and UBS Select ESG Prime Investor Fund calculates its net asset value to four decimals (e.g., $1.0000) using market-based pricing, and its share price will fluctuate. UBS Prime Reserves Fund, UBS Prime Preferred Fund, UBS Prime Investor Fund, UBS Tax-Free Reserves Fund, UBS Tax-Free Preferred Fund and UBS Tax-Free Investor Fund are available only to investors who qualify for investments in “retail” money market funds consistent with Rule 2a-7 under the Investment Company Act and related SEC staff guidance (e.g., beneficial owners who are natural persons). The funds’ net asset values per share are typically determined by the funds’ custodian, State Street.

Each master fund (except Prime Master Fund and ESG Prime Master Fund) values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 (the “Rule”) under the Investment Company Act. Each of Prime Master Fund and ESG Prime Master Fund values its portfolio securities using market-based pricing. To use amortized cost to value its portfolio securities, a master fund must adhere to certain conditions under the Rule relating to its investments, some of which are discussed in this SAI. Amortized cost is an approximation of market value of an instrument, whereby the difference between its acquisition cost and value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account, and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. If a large number of redemptions take place at a time when interest rates have increased, the master funds might have to sell portfolio securities prior to maturity and at a price that might not be desirable.

With respect to each master fund except Prime Master Fund and ESG Prime Master Fund, the master funds’ board has established procedures (“Procedures”) for the purpose of stabilizing the value of such a master fund’s net assets within 1/2 of 1% of the value determined based on amortized cost. The Procedures include a review of the extent of any deviation of net asset value, based on available market quotations. If that deviation exceeds 1/2 of 1% for a master fund, the board will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming interests in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value as determined by using available market quotations. In addition, for all master funds except Prime Master Fund and ESG Prime Master Fund, if the board determines that a fund can no longer maintain a constant net asset value of $1.00 per share, the fund may, as part of converting to a market based net asset value, take steps to: (i) temporarily suspend the offering of fund shares; (ii) delay the payment of redemption proceeds for up to seven days, as permitted by the Investment Company Act; and (iii) price its shares once a day at the last current valuation time (e.g., 5:00 p.m., Eastern time for UBS Select Treasury Institutional Fund, UBS Select Treasury Preferred Fund, UBS Select Treasury Investor Fund, UBS Prime Reserves Fund, UBS Prime Preferred Fund, UBS Prime Investor Fund, UBS Select Government Institutional Fund, UBS Select Government Preferred Fund and UBS Select Government Investor Fund; 3:00 p.m., Eastern time for UBS Select Prime Institutional Fund, UBS Select ESG Prime Institutional Fund, UBS Select Prime Preferred Fund, UBS Select ESG Prime Preferred Fund, UBS Select Prime Investor Fund and UBS Select ESG Prime Investor Fund; and 12:00 p.m. (noon), Eastern time for UBS Tax-Free Reserves Fund, UBS Tax-Free Preferred Fund and UBS Tax-Free Investor Fund).

The board may also reduce the number of shares outstanding on a pro rata basis through a reverse stock split to the extent permissible by applicable law and the Trust’s organizational documents. The board may consider this action for example during a negative interest rate environment to maintain a fund’s $1.00 net asset value per share. Consistent with SEC staff guidance, a reverse stock split may trigger a filing with the SEC on Form N-CR.

Each master fund will maintain a dollar-weighted average portfolio maturity of 60 days or less and a dollar-weighted average life for its portfolio of 120 days or less, will not purchase any instrument having, or deemed to have, a remaining maturity of more than 397 days, will limit portfolio investments, including repurchase agreements, to those US-dollar denominated instruments that are of high quality under the Rule and that UBS AM, acting pursuant to the Procedures, determines present minimal credit risks, and will comply with certain reporting and recordkeeping procedures. If amortized cost ceases to represent fair value for those master funds using that method, the board will take appropriate action.

In determining the approximate market value of portfolio investments, the master funds may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. Other assets, if any, are valued at fair value as determined in good faith by or under the direction of the Master Trust’s board.

As noted above and in the related Funds’ prospectuses, each of UBS Select Prime Institutional Fund, UBS Select ESG Prime Institutional Fund, UBS Select Prime Preferred Fund, UBS Select ESG Prime Preferred Fund, UBS Select Prime Investor Fund and UBS Select ESG Prime Investor Fund calculates its net asset value per share to four decimals (e.g., $1.0000) using market-based pricing and has a share price that fluctuates. The UBS AM website discloses each fund’s market-based net asset value per share to four decimal places as of the end of each business day for the previous six months as part of a graph captioned “Six-Month Historical NAV.” The UBS AM website may be found at https://www.ubs.com/usmoneymarketfunds; information for these particular funds can be located using the “drop down” navigational menus captioned “Individual Investors” and/or “Institutional Investors” as these funds may be purchased by both types of investors.

UBS Select Prime Institutional Fund, UBS Select ESG Prime Institutional Fund, UBS Select Prime Preferred Fund, UBS Select ESG Prime Preferred Fund, UBS Select Prime Investor Fund and UBS Select ESG Prime Investor Fund value their shares three times each business day for purchases and redemptions, with the third value reflected in the graphs. Investors who would like historical information regarding share values as of the first or second daily pricing, as well as the third daily pricing, may obtain that information on the website via a separate document captioned “UBS Select Prime Funds Historical Intraday Market-Based NAVs.” The historical multi-price net asset value file will be updated monthly. Certain financial intermediaries may post each of the three daily net asset values per share to their own electronic trade execution or information facilities throughout the day, shortly after a fund has priced its shares as of a given daily valuation time. Investors without access to such financial intermediary websites may request the same information by calling 1-888-547 FUND. In addition to disseminating the three daily pricing values to certain financial intermediaries, these funds may also provide such data to media publications, research firms, information aggregators and other providers such as iMoneyNet, Crane Data, and NASDAQ. Each of these providers may make such information available to their subscribers daily.

The UBS AM website noted above also features additional information for each of the funds, such as historical performance information (e.g., yields) and certain additional portfolio statistics.

Taxes

Qualification as a regulated investment company.    Each feeder fund intends to continue to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code. To so qualify, each feeder fund must distribute to its shareholders in each taxable year an amount at least equal to the sum of 90% of its investment company taxable income (consisting generally of net investment income and net short-term capital gain, if any, determined without regard to any deduction for dividends paid) and any net tax-exempt income and must meet several additional requirements. Among these requirements are the following: (1) the feeder fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities, net income derived from an interest in a qualified publicly-traded partnership and certain other income; (2) at the close of each quarter of the feeder fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the feeder fund’s total assets nor 10% of the voting securities of such issuer; and (3) at the close of each quarter of the feeder fund’s taxable year, not more than 25% of the value of its total assets may be invested in securities (other than US government securities or the securities of other RICs) of any one issuer, in two or more issuers that the fund controls and which are engaged in the same or similar trades or businesses or of one or more qualified publicly-traded partnerships.

By qualifying for treatment as a RIC, the feeder fund (but not its shareholders) will be relieved of federal income tax on the portion of its investment company taxable income and net capital gain that it distributes to shareholders, provided that it distributes an amount at least equal to 90% of its investment company taxable income and net tax-exempt income for the taxable year. If the feeder fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions (including distributions that would otherwise be “exempt interest dividends,” as discussed below) as dividends (that would generally be taxed as ordinary income) to the extent of the fund’s earnings and profits. In addition, the feeder fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

Taxes on fund distributions and redemptions.    Distributions of investment company taxable income are taxable to you, whether paid in cash or reinvested in fund shares. Distributions of net investment income received by each fund from investments in debt securities and any net realized short-term capital gains distributed by each fund will be taxable to shareholders as ordinary income (except to the extent that such dividends are reported as exempt interest dividends) and will not be eligible for the dividends-received deduction for corporations. Due to their investment strategies, each feeder fund will not typically derive material amounts of net long-term capital gains.

Although current tax law generally provides for a minimum tax rate for individual taxpayers of 15% or 20% (depending on whether the individual’s income exceeds certain threshold amounts) on certain qualifying dividend income, distributions from funds such as these feeder funds investing primarily in bonds and other debt instruments via the master funds will not generally qualify for the lower tax rates.

Dividends paid by each of UBS Tax-Free Reserves Fund, UBS Tax-Free Preferred Fund and UBS Tax-Free Investor Fund (each a “municipal money market fund”) will generally qualify as “exempt-interest dividends,” and thus will be excludable from gross income by its shareholders, if the fund satisfies the additional requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets (including its proportionate share of investments made through investment in a master fund) consists of securities the interest on which is excludable from gross income under Section 103(a) of the Internal Revenue Code. Each municipal money market fund intends to continue to satisfy this requirement. The aggregate amount annually reported by a municipal money market fund as exempt-interest dividends may not exceed its interest for the year that is excludable under Section 103(a) (including its proportionate share of such interest earned by a master fund) over certain amounts disallowed as deductions.

It should be noted that dividends paid by each of UBS Tax-Free Reserves Fund, UBS Tax-Free Preferred Fund and UBS Tax-Free Investor Fund will generally be subject to applicable state and local income taxes.

Tax-exempt interest attributable to certain PABs (including, in the case of a municipal money market fund receiving interest on those bonds, a proportionate part of the exempt-interest dividends it pays) is an item of tax preference for purposes of the federal alternative minimum tax (“AMT”). PABs are issued by or on behalf of public authorities to finance various privately operated facilities and are described in this SAI.

Entities or persons who are “substantial users” (or persons related to “substantial users”) of facilities financed by IDBs or PABs should consult their tax advisers before purchasing shares of a municipal money market fund because, for users of certain of these facilities, the interest on those bonds is not exempt from federal income tax. For these purposes, the term “substantial user” is defined generally to include a “non-exempt person” who regularly uses in its trade or business a part of a facility financed from the proceeds of IDBs or PABs.

Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as a municipal money market fund) plus 50% of their benefits exceed certain base amounts. Exempt-interest dividends from the municipal money market funds still are tax-exempt to the extent described above; they are only included in the calculation of whether a recipient’s income exceeds the established amounts.

Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the municipal money market funds is not deductible to the extent it is deemed related to such funds’ distributions of tax-exempt interest.

If a municipal money market fund invests in any instruments that generate taxable income, the portion of any fund dividend attributable to the interest earned thereon will be taxable to its shareholders as ordinary income to the extent of its earnings and profits and only the remaining portion will qualify as an exempt-interest dividend. The respective portions will be determined by the “actual earned” method, under which the portion of any dividend that qualifies as an exempt-interest dividend may vary, depending on the relative proportions of tax-exempt and taxable interest earned during the dividend period. Moreover, if a municipal money market fund realizes capital gain as a result of market transactions, any distribution of that gain will be taxable to its shareholders.

Each municipal money market fund may invest (through their investment in a master fund) in municipal bonds that are purchased, generally not on their original issue, with market discount (that is, at a price less than the principal amount of the bond or, in the case of a bond that was issued with original issue discount, a price less than the amount of the issue price plus accrued original issue discount) (“municipal market discount bonds”). If a bond’s market discount is less than the product of (1) 0.25% of the redemption price at maturity times (2) the number of complete years to maturity after the taxpayer acquired the bond, then no market discount is considered to exist. Gain on the disposition of a municipal market discount bond (other than a bond with a fixed maturity date within one year from its issuance) generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond’s accrued market discount at the time of disposition. Market discount on such a bond generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. In lieu of treating the disposition gain as above, a municipal money market fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a fund and net gains from redemptions or other taxable dispositions of fund shares) of US individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Taxable distributions to non-residents will generally be subject to a 30% withholding tax. Distributions to nonresidents of short-term capital gains and interest income are expected to be subject to withholding tax because certain detailed information necessary for a potential exemption is not maintained or expected to be available. Exempt-interest dividends paid by the municipal money market funds are not subject to withholding. Each fund is required to withhold US tax (at a 30% rate) on payments of taxable dividends made to certain non-US entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the US Department of the Treasury of US-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.

Nonresidents may also be subject to US estate tax with respect to their shares of a fund.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all its ordinary (i.e., taxable) income (taking into account certain deferrals and elections) for that year and any capital gain net income for the one-year period ending October 31 of that year, plus certain other amounts.

You will generally not recognize any gain or loss on the sale or exchange of your fund shares as long as the fund maintains a share price of $1.00. However, a liquidity fee imposed by a fund will reduce the amount you will receive upon the redemption of your shares, and will decrease the amount of any capital gain or increase the amount of any capital loss you will recognize from such redemption. There is some degree of uncertainty with respect to the tax treatment of liquidity fees received by money market funds, and such tax treatment may be the subject of future guidance issued by the Internal Revenue Service. If a fund receives liquidity fees, it will consider the appropriate tax treatment of such fees to the fund at such time.

Because each of UBS Select Prime Institutional Fund, UBS Select ESG Prime Institutional Fund, UBS Select Prime Preferred Fund, UBS Select ESG Prime Preferred Fund, UBS Select Prime Investor Fund and UBS Select ESG Prime Investor Fund does not maintain a stable share price, a sale or exchange of shares of those funds may result in a capital gain or loss for you. Unless you choose to adopt a simplified “NAV method” of accounting (described below), such capital gain or loss (and any capital gain or loss from the shares of another fund) generally will be treated either as short-term if you held your shares as capital assets for one year or less, or long-term if you held your shares longer. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. Moreover, subject to the exception described in the following paragraph, if you acquire shares (either through purchase, reinvestment of distributions or otherwise) within thirty days before or after selling, redeeming or exchanging other shares of the same fund at a loss, all of a portion of your loss generally will not be deductible under the wash sale rules and will instead increase the tax basis of the acquired fund shares to preserve the loss until a future sale, redemption or exchange.

If you elect to adopt the NAV method of accounting, rather than computing gain or loss on every taxable disposition of fund shares as described above, you would determine your gain or loss based on the change in the aggregate value of your shares during a computation period (such as your taxable year), reduced by your net investment (purchases minus sales) in those shares during that period. Under the NAV method, any resulting net capital gain or loss would be treated as short-term capital gain or loss, provided that you held the shares as capital assets. The IRS has issued guidance indicating that the wash sale rules described above will not apply to taxpayers with respect to shares redeemed from a floating net asset value money market fund, such as UBS Select Prime Institutional Fund, UBS Select ESG Prime Institutional Fund, UBS Select Prime Preferred Fund, UBS Select ESG Prime Preferred Fund, UBS Select Prime Investor Fund and UBS Select ESG Prime Investor Fund.

The foregoing is a general, abbreviated summary of certain provisions of the federal tax laws currently in effect as they directly govern the taxation of shareholders of each fund. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to fund transactions. Shareholders are advised to consult with their own tax advisers for more detailed information concerning federal tax matters.

Tax treatment of master funds.    Each master fund will be treated as a non-publicly traded partnership for federal income tax purposes rather than as a RIC or a corporation under the Internal Revenue Code. Under the rules applicable to a non-publicly traded partnership, a proportionate share of any interest, dividends, gains and losses of a corresponding master fund will be deemed to have been realized (i.e., “passed through”) to its interest holders (including a fund) regardless of whether any amounts are actually distributed by the master fund. Each interest holder in a master fund will be taxed on such proportionate share, as determined in accordance with the governing instruments of the master fund, the Internal Revenue Code and applicable regulations, in determining such interest holder’s federal income tax liability. Therefore, to the extent that a master fund were to accrue but not distribute any income or gains, a fund investing in the master fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the master funds will seek to minimize recognition by its interestholders (including the funds) of income and gains without a corresponding distribution. Furthermore, each master fund’s assets, income and distributions will be managed in such a way that an interestholder in a master fund will be able to continue to qualify as a RIC by investing its assets through the master fund.

Backup withholding.    Each fund is required to withhold 24% of all dividends payable to individuals and certain other non-corporate shareholders who do not provide the fund or UBS Financial Services Inc. with a correct taxpayer identification number or who are otherwise subject to backup withholding.

Potential conflicts of interest

Activities of UBS Asset Management (Americas) Inc. and its affiliates (collectively, “UBS Asset Management”), UBS Securities LLC and UBS Financial Services Inc. and their affiliates (collectively, “UBS”) and other accounts managed by UBS

UBS Asset Management is a large asset management firm with approximately $858.0 billion in assets under management worldwide as of September 30, 2019.1 UBS Asset Management offers investment capabilities and investment styles across all major traditional and alternative asset classes, including equity, fixed income, currency, hedge fund, real estate,

[1]	UBS AM managed approximately $199.0 billion as of September 30, 2019.

infrastructure and private equity investment capabilities that can also be combined in multi-asset strategies. UBS Asset Management has around 3,400 employees (which include around 1,150 employees from other areas of UBS who are aligned with or provide support functions for UBS Asset Management – such as information technology, legal and compliance support) located in 22 countries. UBS Asset Management is headquartered in London with other main offices in Chicago, Frankfurt, Hartford, Hong Kong, New York, Paris, Sydney, Tokyo, Toronto and Zurich.

UBS is a worldwide full-service investment banking, broker-dealer, asset management and financial services organization. As a result, UBS Asset Management and UBS (including, for these purposes, their directors, partners, officers and employees) worldwide, including the entities and personnel who may be involved in the investment activities and business operations of the funds, are engaged in businesses and have interests other than that of managing the funds. These activities and interests include potential multiple advisory, transactional, financial, consultative, and other interests in transactions, companies, securities and other instruments that may be engaged in, purchased or sold by the funds. This section sets forth considerations of which investors in the funds should be aware, and which may cause conflicts of interest on the part of UBS and UBS Asset Management that could disadvantage the funds. To address these potential conflicts, UBS and UBS Asset Management have established various policies and procedures that are reasonably designed to detect and prevent these potential conflicts of interest and prevent the funds from being disadvantaged.

Prospective investors should carefully review the following, which more fully describes these and other potential conflicts of interest presented by UBS Asset Management’s and UBS’ other businesses and interests.

Potential conflicts relating to portfolio decisions, the sale of fund shares and the allocation of investment opportunities

UBS’ other activities may have an impact on the funds.    UBS Asset Management makes decisions for the funds in accordance with its obligations as investment advisor to the funds. However, UBS’ other activities may, at the same time, have a negative impact on the funds. As a result of the various activities and interests of UBS, it is likely that the funds will have multiple business relationships with, engage in transactions with, make voting decisions with respect to, or obtain services from UBS and other entities for which UBS performs or seeks to perform investment banking or other services. It is also likely that the funds will undertake transactions in securities in which UBS makes a market or otherwise has other direct or indirect interests.

UBS conducts extensive broker-dealer, banking and other activities around the world and provides investment banking, broker-dealer, prime brokerage, administrative and other services to clients which may involve markets and securities in which the funds invest. These activities will give UBS broad access to the current status of certain markets and investments. As a result of the activities described in this paragraph and the access and knowledge arising from those activities, parts of UBS may be in possession of information in respect of markets and investments, which, if known to UBS Asset Management, might cause UBS Asset Management to seek to dispose of, retain or increase interests in investments held by a fund or acquire certain positions on behalf of a fund. UBS will be under no duty to make any such information available to the funds or personnel of UBS Asset Management making investment decisions on behalf of the funds and maintains information barriers designed to prevent the misuse of such information. In general, personnel of UBS Asset Management making investment decisions will make decisions based solely upon information known by such decision makers without regard to information known by other UBS personnel.

In conformance with a fund’s investment objective and subject to compliance with applicable law, UBS Asset Management may purchase securities for a fund during an underwriting or other offering of securities in which a broker/dealer affiliate acts as a manager, co-manager, underwriter or placement agent, or receives a benefit in the form of management, underwriting, or other fees. Affiliates of UBS Asset Management may act in other capacities in such offerings for which a fee, compensation, or other benefit will be received. From time to time, affiliates of UBS Asset Management will be current investors in companies engaged in an offering of securities which UBS Asset Management may purchase on behalf of its clients. Such purchases may provide a direct or indirect benefit to UBS

Asset Management affiliates acting as a selling shareholder. UBS Asset Management may also participate in structured fixed income offerings of securities in which a related person may serve as trustee, depositor, originator, service agent or other service provider in which fees will be paid to such related person. Further, a related person may act as originator and/or servicing agent of loans or receivables for a structured fixed income offering in which UBS Asset Management may invest fund assets. Participation in such offering may directly or indirectly relieve financial obligations of related persons.

UBS Asset Management may purchase or sell, or recommend for purchase or sale, for its investment advisory clients securities of companies: (i) with respect to which its affiliates act as an investment banker or financial adviser; (ii) with which its affiliates have other confidential relationships; (iii) in which its affiliates maintain a position or (iv) for which its affiliates make a market; or in which it or its officers, directors or employees or those of its affiliates own securities or otherwise have an interest. Except to the extent prohibited by law or regulation or by client instruction, UBS Asset Management may recommend to its clients, or purchase for its clients, securities of issuers in which UBS has an interest as described in this paragraph.

UBS’ financial and other interests and relationships may incentivize UBS to promote the sale of fund shares.    UBS, its personnel and other financial service providers, have interests in promoting sales of the funds. UBS Asset Management may also make cash and non-cash payments to banks, broker-dealers, insurance companies, financial planning firms and other financial intermediaries, that sell shares of the funds, subject to UBS Asset Management’s internal policies and procedures. The source of such payments may come from sales charges on such shares, 12b-1 fees collected from the fund and/or from the underwriter’s own resources (including through transfers from affiliates). Payments made out of the underwriter’s own resources are often referred to as “revenue sharing.” Please read the section entitled “Investment advisory, administration and principal underwriting arrangements” for more information.

With respect to both UBS and its personnel, the remuneration and profitability relating to services to and sales of the funds or other products may be greater than the remuneration and profitability relating to services to and sales of other products that might be provided or offered by UBS or other third parties. UBS and its sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the funds or their shareholders. UBS and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions charged to the funds may also be higher than for other products or services, and the remuneration and profitability to UBS and such personnel resulting from transactions on behalf of or management of the funds may be greater than the remuneration and profitability resulting from similar transactions for other funds or products.

UBS also may have relationships with, and purchase, or distribute or sell, services or products from or to, distributors, consultants and others who recommend the funds, or who engage in transactions with or for the funds. For example, UBS regularly participates in industry and consultant sponsored conferences and may purchase educational, data or other services from consultants or other third parties that it deems to be of value to its personnel and its business. The products and services purchased from consultants may include, but are not limited to, those that help UBS understand the consultant’s points of view on the investment management process. Consultants and other parties that provide consulting or other services to potential investors in the funds may receive fees from UBS or the funds in connection with the distribution of shares in the funds or other UBS products. For example, UBS may enter into revenue or fee sharing arrangements with consultants, service providers, and other intermediaries relating to investments in mutual funds, collective trusts, or other products or services offered or managed by UBS Asset Management. UBS may also pay a fee for membership in industry-wide or state and municipal organizations or otherwise help sponsor conferences and educational forums for investment industry participants including, but not limited to, trustees, fiduciaries, consultants, administrators, state and municipal personnel and other clients. UBS’ membership in such organizations allows UBS to participate in these conferences and educational forums and helps UBS interact with conference participants and to develop an understanding of the points of view and challenges of the conference participants. In addition, UBS’ personnel, including employees of

UBS, may have board, advisory, brokerage or other relationships with issuers, distributors, consultants and others that may have investments in the funds or that may recommend investments in the funds. In addition, UBS, including UBS Asset Management, may make charitable contributions to institutions, including those that have relationships with clients or personnel of clients. UBS’ personnel may also make political contributions. As a result of the relationships and arrangements described in this paragraph, consultants, distributors and other parties may have conflicts associated with their promotion of the funds or other dealings with the funds that create incentives for them to promote the funds or certain portfolio transactions.

To the extent permitted by applicable law, UBS Asset Management may make payments to authorized dealers and other financial intermediaries (“Intermediaries”) from time to time to promote the funds. The additional payments by UBS Asset Management may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing services that are in addition to the fees paid for these or similar services by the funds. Payments made by UBS Asset Management may vary between different Intermediaries. Please read the section entitled “Investment advisory, administration and principal underwriting arrangements” for more information.

Potential conflicts relating to the allocation of investment opportunities among the funds and other UBS accounts.    UBS Asset Management manages accounts of certain clients by means of separate accounts (“Separate Accounts”). With respect to the funds, UBS Asset Management may follow a strategy that is expected to be similar over time to that utilized by the Separate Accounts. The funds and the Separate Account clients are subject to independent management and, given the independence in the implementation of advice to these accounts, there can be no assurance that such investment advice will be implemented simultaneously. Neither UBS Asset Management nor its affiliates will know when advice issued has been executed (if at all) and, if so, to what extent. While each will use reasonable endeavors to procure timely execution, it is possible that prior execution for or on behalf of the Separate Accounts could adversely affect the prices and availability of the securities, currencies and instruments in which a fund invests.

Other potential conflicts relating to the management of the funds by UBS Asset Management

Potential restrictions and issues relating to information held by UBS.    From time to time and subject to UBS Asset Management’s policies and procedures regarding information barriers, UBS Asset Management may consult with personnel in other areas of UBS, or with persons unaffiliated with UBS. The performance by such persons of obligations related to their consultation with personnel of UBS Asset Management could conflict with their areas of primary responsibility within UBS or elsewhere. There will be no obligation on the part of such persons to make available for use by the funds any information or strategies known to them or developed in connection with their own client, proprietary or other activities. In addition, UBS will be under no obligation to make available any research or analysis prior to its public dissemination.

In connection with its management of the funds, UBS Asset Management may have access to certain fundamental analysis and proprietary technical models developed by UBS Asset Management or its affiliates (including UBS). UBS Asset Management will not be under any obligation, however, to effect transactions on behalf of the funds in accordance with such analysis and models. In addition, neither UBS Asset Management nor any of its affiliates (including UBS) will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the funds, and it is not anticipated that UBS Asset Management will have access to such information for the purpose of managing the funds. The proprietary activities or portfolio strategies of UBS Asset Management and its affiliates (including UBS) or the activities or strategies used for accounts managed by them or other client accounts could conflict with the transactions and strategies employed by UBS Asset Management, and have adverse effects on the funds.

Potential conflicts relating to UBS’ and UBS Asset Management’s proprietary activities and activities on behalf of other accounts.    Transactions undertaken by UBS or client accounts managed by UBS (“Client

Accounts”) may adversely impact the funds. UBS and one or more Client Accounts may buy or sell positions while a fund is undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the fund. For example, an equity fund (but not these money market funds) may establish a short position in a security and UBS or other Client Accounts may buy that same security. The subsequent purchase may result in an increase of the price of the underlying position in the short sale exposure of the equity fund and such increase in price would be to the equity fund’s detriment. Conversely, the equity fund may buy a security and UBS or Client Accounts may establish a short position in that same security. The subsequent short sale may result in impairment of the price of the security which the equity fund holds. Conflicts may also arise because portfolio decisions regarding the equity fund may benefit UBS or other Client Accounts. For example, the sale of a long position or establishment of a short position by the equity fund may impair the price of the same security sold short by (and therefore benefit) UBS or other Client Accounts, and the purchase of a security or covering of a short position in a security by the equity fund may increase the price of the same security held by (and therefore benefit) UBS or other Client Accounts.

The directors, officers and employees of UBS and UBS Asset Management may buy and sell securities or other investments for their own accounts or for seed capital accounts (including through investment funds managed by UBS and UBS Asset Management). As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees that are the same, different from or made at different times than positions taken for a fund. To reduce the possibility that a fund will be materially adversely affected by the personal or proprietary trading described above, the funds, UBS and UBS Asset Management have established policies and procedures that restrict securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the funds’ portfolio transactions.

UBS Asset Management’s affiliates have direct or indirect interests in electronic communication networks and alternative trading systems (collectively “ECNs”). UBS Asset Management, in accordance with its fiduciary obligation to seek to obtain best execution, may execute client trades through ECNs in which its related persons have, or may acquire, an interest. A related person may receive compensation based upon its ownership percentage in relation to the transaction fees charged by the ECNs. UBS Asset Management will execute through an ECN in which a related person has an interest only in situations where it reasonably believes such transactions will be in the best interests of its clients and the requirements of applicable law have been satisfied.

In accordance with Section 11(a) of the Securities Exchange Act of 1934, as amended, and the rules thereunder, UBS Asset Management’s affiliates may effect transactions for funds or advisory client accounts on a national securities exchange of which an affiliate is an equity owner and/or a member and may retain compensation in connection with those transactions.

Gifts and entertainment.    From time to time, directors, officers and employees of UBS and UBS Asset Management may receive gifts and/or entertainment from clients, intermediaries, or service providers to the funds, UBS and UBS Asset Management, which could have the appearance of affecting or may potentially affect the judgment of the directors, officers and employees or the manner in which they conduct business on behalf of the funds, UBS and UBS Asset Management. To reduce the appearance of impropriety and the possibility that the funds may be materially adversely affected by such gifts and entertainment, UBS and UBS Asset Management have established policies and procedures that restrict the receipt of gifts and entertainment from clients, intermediaries, or service providers to the funds, UBS and UBS Asset Management.

UBS may in-source or outsource.    Subject to applicable law, UBS, including UBS Asset Management, may from time to time and without notice to investors in-source or outsource certain processes or functions in connection with a variety of services that it provides to the funds in its administrative or other capacities. Such in-sourcing or outsourcing may give rise to additional conflicts of interest.

Selection of brokers and dealers and commission rates

While UBS Asset Management selects brokers primarily on the basis of the execution capabilities, UBS Asset Management, in its discretion, may cause a client to pay a commission to brokers or dealers for effecting a transaction for that client in excess of the amount another broker or dealer would have charged for effecting that transaction. This may be done when UBS Asset Management has determined in good faith that the commission is reasonable in relation to the value of the execution, brokerage and/or research services provided by the broker. UBS Asset Management’s arrangements for the receipt of research services from brokers may create conflicts of interest, in that UBS Asset Management has an incentive to choose a broker or dealer that provides research services, instead of one that charges a lower commission rate but does not provide any research.

UBS Asset Management does not allocate the relative costs or benefits of research received from brokers or dealers among clients because UBS Asset Management believes that the research received is, in the aggregate, of assistance in fulfilling UBS Asset Management’s overall responsibilities to clients. The research may be used in connection with the management of accounts other than those for which trades are executed by the brokers or dealers providing the research. UBS Asset Management may receive a variety of research services and information on many topics, which UBS Asset Management can use in connection with its management responsibilities with respect to the various accounts over which it exercises investment discretion or otherwise provides investment advice. These topics include: issuers, industries, securities, economic factors and trends, portfolio strategy, the performance of accounts, statistical information, market data, earnings estimates, credit analysis, pricing, risk measurement analysis, and other information that may affect US or foreign economies, security prices, or management of the portfolio.

The research services may include written reports, pricing and appraisal services, market data services, analysis of issues raised in proxy statements, educational seminars, subscriptions to trade journals, portfolio attribution and monitoring services and computer software and access charges which are directly related to investment research. Research services may be received in the form of written reports, online services, telephone contacts and personal meetings with security analysts, economists, corporate and industry spokespersons, investment consultants and government representatives. Research services are either provided directly by broker-dealers or generated by third parties and are provided by the brokerage firm to which the commissions are paid including commission sharing arrangements.

Certain services may be mixed use, or used for research purposes as well as other purposes. Payment for these services is made as follows: the portion allocated to research is paid for through commissions, and the portion allocated to other purposes is paid for by UBS Asset Management. This allocation is determined by UBS Asset Management’s Best Execution and Trading Committee in good faith and based on objective criteria, to the extent available, of the amounts used for research and non-research purposes; however, the decision regarding what amounts are paid by UBS Asset Management versus paid by clients through commissions presents a conflict of interest. Research services received from brokers and dealers may be supplemental to UBS Asset Management’s own research efforts and, when utilized, are subject to internal analysis before being incorporated into UBS Asset Management’s investment process. As a practical matter, it would not be possible for UBS Asset Management to generate all of the information presently provided by brokers and dealers.

UBS Asset Management may receive in-house or proprietary research from dealers that execute trades on a principal basis for its clients. The research received will be of the type described above, excluding third-party research services.

Potential regulatory restrictions on investment advisor activity

From time to time, the activities of the funds may be restricted because of regulatory requirements applicable to UBS and/or its internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by UBS would not be subject to some of those considerations. There may be periods when UBS Asset Management may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice with respect to certain securities or instruments issued by or related to companies for which UBS is performing investment banking, market making or other services or has proprietary positions or otherwise has come into possession of material inside information. For example, when UBS is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the funds may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if UBS personnel serve as directors of companies the securities of which a fund wishes to purchase or sell. The larger UBS Asset Management’s investment advisory business and UBS’ businesses, the larger the potential that these restricted list policies will impact investment transactions. However, if permitted by applicable law, a fund may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by UBS, or in cases in which UBS personnel are directors or officers of the issuer.

The investment activities of UBS for its proprietary accounts and for Client Accounts may also limit the investment strategies and rights of the funds. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause UBS, the funds or other Client Accounts to suffer disadvantages or business restrictions. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of UBS Asset Management on behalf of a fund to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, UBS Asset Management on behalf of a fund may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when UBS Asset Management, in its sole discretion, deems it appropriate.

UBS Asset Management and its affiliates, including, without limitation, UBS and its advisory affiliates, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts, other funds and collective investment vehicles) that have investment objectives similar to those of the funds and/or that engage in transactions in the same types of securities, currencies and instruments as the funds. UBS and its affiliates are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, UBS and its affiliates may be actively engaged in transactions in the same securities, currencies, and instruments in which the funds invest. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the funds invest, which could have an adverse impact on a fund’s performance. Such transactions, particularly in respect of most proprietary accounts or client accounts, will be executed independently of the funds’ transactions and thus at prices or rates that may be more or less favorable than those obtained by the funds. UBS Asset Management has developed policies and procedures consistent with regulatory requirements that provide that it will allocate investment opportunities and make purchase and sale decisions among the funds and other client accounts in a manner that it considers, in its sole discretion and consistent with its fiduciary obligation to each account, to be reasonable. Allocations may be based on numerous factors and may not always be pro rata based. Thus, this system may adversely affect the size or price of the assets purchased or sold for the funds.

The results of the funds’ investment activities may differ significantly from the results achieved by UBS Asset Management and its affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that UBS Asset Management and its affiliates and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by the funds. Moreover, it is possible that a fund will sustain losses during periods in which UBS Asset Management and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

The investment activities of UBS Asset Management and its affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for a fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, the funds’ activities may also be restricted because of regulatory restrictions applicable to UBS Asset Management and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when UBS Asset Management, and/or its affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which UBS Asset Management and/or its affiliates are performing services or when position limits have been reached where such securities or instruments otherwise would have been permissible investments for the funds. Additionally, the funds or certain accounts may be licensed to trade securities or engage in transactions in certain jurisdictions while other funds and accounts are not licensed.

In addition, certain officers and certain employees of UBS Asset Management are also officers or employees of UBS, or its affiliated entities. As a result, the performance by these officers and employees of their obligations to such other entities may be a consideration of which investors in the funds should be aware.

UBS Asset Management may enter into transactions and invest in securities, instruments and currencies on behalf of a fund where customers of UBS or, to the extent permitted by the SEC, UBS itself, serves as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the fund, and such party may have no incentive to assure that the fund obtains the best possible prices or terms in connection with the transaction. In addition, the purchase, holding and sale of such investments by the fund may enhance the profitability of UBS Asset Management and/or UBS. UBS and its affiliates may also create, write or issue derivative instruments for customers of UBS or its affiliates, the underlying securities, currencies or instruments of which may be those in which a fund invests or which may be based on the performance of a fund. The funds may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by UBS or its affiliates and may also enter into transactions with other clients of UBS Asset Management or its affiliates where such other clients have interests adverse to those of the funds. At times, these activities may cause UBS Asset Management or its affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the funds. To the extent affiliated transactions are permitted, the funds will deal with UBS Asset Management, UBS and its affiliates on an arms-length basis. UBS Asset Management or UBS may also have an ownership interest in certain trading or information systems used by the funds. The fund’s use of such trading or information systems may enhance the profitability of UBS Asset Management and its affiliates.

It is also possible that, from time to time, UBS Asset Management or any of its affiliates may, although they are not required to, purchase and hold shares of the funds. Increasing a fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce a fund’s expense ratio. UBS Asset Management and its affiliates reserve the right to redeem at any time some or all of the shares of the funds acquired for their own accounts. A large redemption of shares of a fund by UBS Asset Management or its affiliates could significantly reduce the asset size of the fund, which might have an adverse effect on the fund’s investment flexibility, portfolio diversification, expense ratio and may result in significant transaction costs. UBS Asset Management will consider the effect of redemptions on the fund and other shareholders in deciding whether and when to redeem its shares.

It is possible that the funds may invest in securities of companies with which UBS has or is trying to develop investment banking relationships as well as securities of entities in which UBS Asset Management or UBS has significant debt or equity investments or in which UBS makes a market. The funds also may invest in securities of companies to which UBS Asset Management or UBS provides or may someday provide research coverage. Such investments could cause conflicts between the interests of the funds and the interests of other UBS Asset Management or UBS clients. In making investment decisions for the funds, UBS Asset Management is not permitted to obtain or use material non-public information acquired by any division, department or affiliate of UBS Asset Management in the course of these activities. In addition, from time to time, UBS’ activities may limit the funds’ flexibility in purchases and sales of securities. When UBS is engaged in an underwriting or other distribution of securities of an entity, UBS Asset Management may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the funds.

Present and future activities of UBS Asset Management and its affiliates, in addition to those described in this section, may give rise to additional conflicts of interest.

UBS AM may buy for a fund securities or obligations of issuers in which UBS or other funds or accounts have made, or are making, an investment in securities or obligations that are subordinate or senior to securities of the fund. For example, a fund may invest in debt securities of an issuer at the same time that UBS or other funds or accounts are investing, or currently have an investment, in equity securities of the same issuer. To the extent that the issuer experiences financial or operational challenges which may impact the price of its securities and its ability to meet its obligations, decisions by UBS (including UBS AM) relating to what actions to be taken may also raise conflicts of interests and UBS may take actions for certain accounts that have negative impacts on other advisory accounts.

While UBS AM will make proxy voting decisions as it believes appropriate and in accordance with UBS AM’s policies designed to help avoid conflicts of interest, proxy voting decisions made by UBS AM with respect to a fund’s portfolio securities may have the effect of favoring the interests of other clients or businesses of other divisions or units of UBS. UBS AM’s proxy voting policy is discussed in more detail in the section entitled “Proxy voting policies and procedures.”

As a registered investment adviser under the Advisers Act, UBS AM is required to file a Form ADV with the SEC. Form ADV Part 2 contains information about assets under management, types of fee arrangements, types of investments, potential conflicts of interest, and other relevant information regarding UBS AM. A copy of UBS AM’s Form ADV Parts 1 and 2 is available on the SEC’s website (www.adviserinfo.sec.gov).

Other information

Delaware statutory trust.    Although Delaware law statutorily limits the potential liabilities of a Delaware statutory trust’s shareholders to the same extent as it limits the potential liabilities of a Delaware corporation’s shareholders, shareholders of a fund could, under certain conflicts of laws jurisprudence in various states, be held personally liable for the obligations of the Trust or the funds. However, the Trust’s Trust Instrument disclaims shareholder liability for acts or obligations of the Trust or its funds. The Trust Instrument provides for indemnification from each fund’s property for all losses and expenses of any fund shareholder held personally liable for the obligations of a fund. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations, a possibility which UBS AM believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder of a fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the fund. The trustees intend to conduct the operations of the funds in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the funds.

Voting rights.    Shareholders of each fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the Trust may elect all its board members. The shares of each series of the Trust will be voted separately, except when an aggregate vote of all the shares is required by law.

UBS Series Funds does not hold annual meetings. There normally will be no meetings of shareholders to elect trustees unless fewer than a majority of the trustees holding office have been elected by shareholders. Shareholders of record holding no less than two-thirds of the outstanding shares of UBS Series Funds may remove a board member by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a board member at the written request of holders of record of at least 10% of the outstanding shares of UBS Series Funds.

Prior names.    Prior to March 9, 2018, UBS Series Funds was known as UBS Money Series. Prior to August 26, 2016, UBS Tax-Free Reserves Fund was known as “UBS Select Tax-Free Institutional Fund,” UBS Tax-Free Preferred Fund was known as “UBS Select Tax-Free Preferred Fund” and UBS Tax-Free Investor Fund was known as “UBS Select Tax-Free Investor Fund.” Prior to August 28, 2007, UBS Select Prime Institutional Fund was known as “UBS Select Money Market Fund,” and UBS Select Treasury Institutional Fund was known as “UBS Select Treasury Fund.” Prior to April 8, 2002, UBS Series Funds was known as Brinson Money Series, and UBS Select Money Market Fund was known as “Brinson Select Money Market Fund.” Prior to May 9, 2001, UBS Series Funds was known as “Mitchell Hutchins LIR Money Series,” and UBS Select Money Market Fund was known as “Mitchell Hutchins LIR Select Money Fund.” Prior to July 28, 1999, UBS Series Funds was known as “Mitchell Hutchins Institutional Series.” Prior to August 28, 2007, the shares issued by UBS Select Prime Institutional Fund and UBS Select Treasury Institutional Fund had the designation “Institutional shares.”

Custodian; transfer and dividend agent.    State Street, located at One Lincoln Street, Boston, MA 02111, is custodian of the master funds’ assets and provides other services to the funds. BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), a subsidiary of BNY Mellon Bank, N.A., serves as each fund’s transfer and dividend disbursing agent. BNY Mellon is located at 400 Bellevue Parkway, Wilmington, DE 19809.

Counsel.    The law firm of Dechert LLP, Three Bryant Park, 1095 Avenue of the Americas, New York, NY 10036, serves as counsel to the funds. Dechert LLP also has acted as counsel to UBS AM in connection with other matters. Proskauer Rose LLP, Eleven Times Square New York, NY 10036, serves as independent counsel to the Independent Trustees and to Prof. Feldberg.

Independent registered public accounting firm.    Ernst & Young LLP, 5 Times Square, New York, NY 10036 serves as independent registered public accounting firm for the funds.

Financial statements

The Annual Reports to Shareholders for UBS Select Prime Institutional Fund, UBS Select Government Institutional Fund, UBS Select Treasury Institutional Fund, UBS Select Prime Preferred Fund, UBS Select Government Preferred Fund, UBS Select Treasury Preferred Fund, UBS Select Prime Investor Fund, UBS Select Government Investor Fund, UBS Select Treasury Investor Fund, UBS Prime Reserves Fund, UBS Tax-Free Reserves Fund, UBS Prime Preferred Fund, UBS Tax-Free Preferred Fund, UBS Prime Investor Fund and UBS Tax-Free Investor Fund are separate documents supplied with this SAI, and the financial statements, accompanying notes and reports of independent registered public accounting firm appearing therein are incorporated by this reference in this SAI. Because UBS Select ESG Prime Institutional Fund, UBS Select ESG Prime Preferred Fund and UBS Select ESG Prime Investor Fund had not commenced operations prior to the date of this SAI, no financial statements are available for those funds as of the date of this SAI.

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You should rely only on the information contained or referred to in the prospectus for a particular fund and this Statement of Additional Information. The funds and their principal underwriter have not authorized anyone to provide you with information that is different. The prospectuses and this Statement of Additional Information are not an offer to sell shares of the funds in any jurisdiction where the funds or their principal underwriter may not lawfully sell those shares.

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